UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Liberty Broadband Corporation

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1)
and 0-11

LIBERTY BROADBAND CORPORATION 12300 Liberty Boulevard Englewood, Colorado 80112 (720) 875-5700

DEAR FELLOW STOCKHOLDER:
You are cordially invited to attend the 2026 annual meeting of stockholders of Liberty Broadband Corporation to be held at 11:15 a.m., Mountain time, on May 11, 2026. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LBRD2026. To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 11, 2026.
At the annual meeting, you will be asked to consider and vote on the proposals described in the accompanying notice of annual meeting and proxy statement, as well as on such other business as may properly come before the meeting.
Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, please read the enclosed proxy materials and then promptly vote via the Internet or telephone or by completing, signing and returning the proxy card if you received a paper copy of the proxy materials by mail. Doing so will not prevent you from later revoking your proxy or changing your vote at the meeting.
Thank you for your cooperation and continued support and interest in Liberty Broadband.
Very truly yours,
Martin E. Patterson
President and Chief Executive Officer
March 26, 2026
The Notice of Internet Availability of Proxy Materials is first being mailed on or about March 27, 2026, and the proxy materials relating to the annual meeting will first be made available on or about the same date.

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS
Notice is hereby given of the annual meeting of stockholders of Liberty Broadband Corporation (Liberty Broadband). The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders.

MEETING DATE & TIME	VIRTUAL MEETING LOCATION	RECORD DATE
May 11, 2026, at 11:15 a.m. MT	You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LBRD2026	5:00 p.m., New York City time, on March 23, 2026
To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 11, 2026.
At the annual meeting, you will be asked to consider and vote on the following proposals. Our Board of Directors (Board or Board of Directors) has unanimously approved each proposal for inclusion in the proxy materials.
PROPOSAL		BOARD RECOMMENDATION	PAGES
1	A proposal (which we refer to as the election of directors proposal) to elect John C. Malone, Gregg L. Engles and John E. Welsh lll to continue serving as Class IIl members of our Board until the 2029 annual meeting of stockholders or their earlier resignation or removal.	FOR each director nominee	10
2	A proposal (which we refer to as the auditors ratification proposal) to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2026.	FOR	30
	You may also be asked to consider and vote on such other business as may properly come before the annual meeting.
We describe the proposals in more detail in the accompanying proxy statement. We encourage you to read the proxy statement in its entirety before voting.
YOUR VOTE IS IMPORTANT. Voting promptly, regardless of the number of shares you own, will aid us in reducing the expense of any further proxy solicitation in connection with the annual meeting. You may vote electronically during the annual meeting or by proxy prior to the meeting by telephone, via the Internet or by mail:
Internet	Virtual Meeting	Phone	Mail
Vote online at www.proxyvote.com	Vote live during the annual meeting at the URL above	Vote by calling 1-800-690-6903 (toll free) in the United States or Canada	Vote by returning a properly completed, signed and dated proxy card

WHO MAY VOTE	WHO MAY NOT VOTE

Holders of record of our following series of capital stock, par value $0.01 per share, as of the record date will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof:
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Series A common stock

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Series B common stock

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Series A Cumulative Redeemable Preferred Stock

These holders will vote together as a single class on each proposal.
Holders of record of our Series C common stock, par value $0.01 per share, as of the record date are NOT entitled to any voting powers, except as required by Delaware law, and may not vote on the proposals to be presented at the annual meeting.
A list of stockholders entitled to vote at the annual meeting will be available at our offices at 12300 Liberty Boulevard, Englewood, Colorado 80112 for review by our stockholders for any purpose germane to the annual meeting for ten days ending on the meeting date. If you have any questions with respect to accessing this list, please contact Liberty Broadband Investor Relations at (844) 826-8735.
Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be
Held on May 11, 2026: our Notice of Annual Meeting of Stockholders, Proxy Statement and 2025
Annual Report to Stockholders are available at www.proxyvote.com.
By order of the Board of Directors,
Kellie K. Norden
Secretary
Englewood, Colorado
March 26, 2026
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE PROMPTLY VIA TELEPHONE OR ELECTRONICALLY VIA THE INTERNET. ALTERNATIVELY, PLEASE COMPLETE, SIGN AND RETURN THE PROXY CARD IF YOU RECEIVED A PAPER COPY OF THE PROXY MATERIALS BY MAIL.

Glossary of Defined Terms

Aristeia	Aristeia Capital, L.L.C.
Atlanta Braves Holdings	Atlanta Braves Holdings, Inc.
BlackRock	BlackRock, Inc.
Charter	Charter Communications, Inc.
DHC	Discovery Holding Company (predecessor of Discovery Communications)
Discovery	Discovery, Inc. (formerly Discovery Communications) (Warner Bros. Discovery’s predecessor)
Discovery Communications	Discovery Communications, Inc.
GCI Liberty	GCI Liberty, Inc.
LGI	Liberty Global, Inc. (LGL’s predecessor)
LGL	Liberty Global Ltd. (formerly Liberty Global plc)
Liberty Broadband	Liberty Broadband Corporation
Liberty Expedia	Liberty Expedia Holdings, Inc.
Liberty Live Holdings	Liberty Live Holdings, Inc.
Liberty Media	Liberty Media Corporation
Liberty TripAdvisor	Liberty TripAdvisor Holdings, Inc.
Live Nation	Live Nation Entertainment, Inc.
LMAC	Liberty Media Acquisition Corporation
LMI	Liberty Media International, Inc. (LGI’s predecessor)
Old GCI Liberty	GCI Liberty, Inc.(former company from 2018 to 2020)
QVC	QVC, Inc.
QVC Group	QVC Group, Inc. (formerly Qurate Retail, Inc.)
Quint	QuintEvents, LLC
Sirius XM	Sirius XM Holdings Inc.
SkyTel	SkyTel Communications, Inc.
TCI	Tele-Communications, Inc.
Vanguard	Vanguard Group Inc.
Warner Bros. Discovery	Warner Bros. Discovery, Inc.
WhiteWave	WhiteWave Foods Company

Cautionary Note Regarding Forward-Looking Statements

This proxy statement includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about business strategies and initiatives and their expected benefits, the planned Combination (as defined below) and other matters that are not historical facts. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as “may,” “will,” “intend,” “continue,” “believe,” “expect,” “anticipate,” “should,” “could” or similar terminology. These statements are based upon management’s current expectations and assumptions and are not guarantees of timing, future results or performance. Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties and other factors, including, among other things, possible changes in market acceptance of new products or services, competitive issues, regulatory matters affecting our businesses, continued access to capital on terms acceptable to us, changes in law and government regulations, the availability of investment opportunities, general market conditions (including as a result of inflationary pressures) and the satisfaction of all conditions to the Combination. Additional information regarding risks, uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in our filings with the Securities and Exchange Commission (the SEC), including under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on February 5, 2026 (the 2025 Form 10-K), and in our subsequent periodic reports. Forward-looking statements speak only as of the date they are made and, except for our ongoing obligations under the U.S. federal securities laws, we undertake no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise. We believe these forward-looking statements are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations.

Proxy Summary
Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all information you should consider. Please read the entire proxy statement carefully before voting.
ABOUT OUR COMPANY
Liberty Broadband’s principal asset is its ownership in Charter, the second largest cable operator in the United States. In July 2025, we completed the spin-off of GCI Liberty (the GCI Liberty Spin-Off), which holds the GCI business, the largest communications provider in Alaska for over 40 years.

Our Defining Attributes
INFRASTRUCTURE MINDED We invest in essential connectivity platforms that underpin modern commerce and communication.	STRUCTURALLY INFORMED We understand the capital intensity, regulatory environment and competitive dynamics of broadband networks.
CAPITAL ALLOCATION DRIVEN We prioritize disciplined leverage management, tax efficiency and accretive capital deployment.	LONG-TERM OWNERSHIP MINDSET We take a multi-year view of broadband penetration, pricing power and network investment cycles.
STOCKHOLDER ALIGNED We focus on per-share value growth and maintain meaningful alignment between management and investors.
LIBERTY BROADBAND CORPORATION / 1

Proxy Summary
VOTING ROADMAP
Proposal 1: Election of Directors Proposal (see page 10)
OUR BOARD RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE

The Board of Directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our company. See pages 10-19 for further information.

OUR DIRECTOR NOMINEES
JOHN C. MALONE
Director Since: 2014 Chairman of the Board	Committee(s): Executive

Mr. Malone, as President of TCI, co-founded Liberty Media’s predecessor and is considered one of the preeminent figures in the media and telecommunications industry. He is well known for his sophisticated problem solving and risk assessment skills.

GREGG L. ENGLES
Director Since: 2020 Independent Director	Committee(s): Audit, Nominating and Corporate Governance

Mr. Engles offers our Board significant operational experience gained through his senior leadership positions at WhiteWave and other large public companies. He provides our Board with executive leadership perspective on the operations and management of public companies, which assists our Board in evaluating strategic opportunities.

JOHN E. WELSH III
Director Since: 2014 Independent Director	Committee(s): Audit (Chair), Nominating and Corporate Governance

Mr. Welsh brings to the Board a strong financial background in investment banking and investment management and his experience as an audit committee member of Integrated Electrical Services Corp. In addition to possessing strong leadership and collaboration skills, Mr. Welsh has substantial experience involving the management and operation of technology companies. He is also an important resource with respect to the financial services firms that our company may engage from time to time.

CURRENT BOARD OF DIRECTORS AT A GLANCE

2 / 2026 PROXY STATEMENT

Proxy Summary
BOARD AND CORPORATE GOVERNANCE HIGHLIGHTS
Effective Independent Oversight	Strong Governance Practices

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Separate Chairman of the Board and Chief Executive Officer

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75% of our directors are independent

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Executive sessions of independent directors held without the participation of management

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Independent directors chair the audit, compensation and nominating and corporate governance committees

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Ability to engage with independent consultants or advisors

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No compensation committee interlocks or compensation committee engagement in related party transactions in 2025

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Succession planning

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Stockholder access to the director nomination process

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Corporate Governance Guidelines and Code of Business Conduct and Ethics which are published online

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Directors have unabridged access to senior management and other company employees

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Anonymous “whistleblowing” channels for any concerns

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Well-established risk oversight process

Proposal 2: Auditors Ratification Proposal (see page 30)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because KPMG LLP is an independent firm with few ancillary services and reasonable fees, and has significant industry and financial reporting expertise. See pages 30-31 for further information.

LIBERTY BROADBAND CORPORATION / 3

Proxy Summary
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
We are furnishing this proxy statement in connection with the Board of Directors’ solicitation of proxies for use at our 2026 Annual Meeting of Stockholders to be held at 11:15 a.m., Mountain time, on May 11, 2026 or at any adjournment or postponement of the annual meeting. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LBRD2026. At the annual meeting, we will ask you to consider and vote on the proposals described in the accompanying Notice of Annual Meeting of Stockholders. The proposals are described in more detail in this proxy statement. We are soliciting proxies from holders of our Series A common stock, par value $0.01 per share (LBRDA), Series B common stock, par value $0.01 per share (LBRDB), and our Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (LBRDP). The holders of our Series C common stock, par value $0.01 per share (LBRDK), are not entitled to any voting powers, except as required by Delaware law, and may not vote on the proposals to be presented at the annual meeting. We refer to LBRDA, LBRDB and LBRDP, our common and preferred stock entitled to vote at the annual meeting, together as our voting stock. We refer to our voting stock together with LBRDK as our capital stock.
4 / 2026 PROXY STATEMENT

The Annual Meeting
The Annual Meeting

NOTICE AND ACCESS OF PROXY MATERIALS
We have elected, in accordance with the SEC “Notice and Access” rule, to deliver a Notice of Internet Availability of Proxy Materials (the Notice) to our stockholders and to post our proxy statement and our annual report to our stockholders (collectively, the proxy materials) electronically. The Notice is first being mailed to our stockholders on or about March 27, 2026. The proxy materials will first be made available to our stockholders on or about the same date.
The Notice instructs you how to access and review the proxy materials and how to submit your proxy via the Internet. The Notice also instructs you how to request and receive a paper copy of the proxy materials, including a proxy card or voting instruction form, at no charge. We will not mail a paper copy of the proxy materials to you unless specifically requested to do so. The Notice is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review the proxy materials before voting.
Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be
Held on May 11, 2026: our Notice of Annual Meeting of Stockholders, Proxy Statement and 2025
Annual Report to Stockholders are available at www.proxyvote.com.
We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name and did not receive a Notice of Internet Availability or otherwise receive their proxy materials electronically will receive only one copy of this Proxy Statement, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Proxy Statement or if you hold our voting stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact Broadridge Financial Solutions, Inc. by writing to Broadridge Financial Solutions, Inc., Attn: Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or by calling, toll-free in the United States, 1-800-579-1639. If you participate in householding and wish to receive a separate copy of this Proxy Statement or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Broadridge Financial Solutions, Inc. as indicated above.
ELECTRONIC DELIVERY
Registered stockholders may elect to receive future notices and proxy materials by e-mail. To sign up for electronic delivery, go to www.proxyvote.com. Stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery when voting by Internet at www.proxyvote.com by following the prompts. Also, stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery by contacting their nominee. Once you sign up, you will not receive a printed copy of the notices and proxy materials, unless you request them. If you are a registered stockholder, you may suspend electronic delivery of the notices and proxy materials at any time by contacting our transfer agent, Broadridge, at (888) 789-8745 (outside the United States (303) 562-9277). Stockholders who hold shares through a bank, brokerage firm or other nominee should contact their nominee to suspend electronic delivery.
TIME, PLACE AND DATE
The annual meeting of stockholders is to be held at 11:15 a.m., Mountain time, on May 11, 2026. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LBRD2026. To enter the annual meeting, you will need the 16-digit control number
LIBERTY BROADBAND CORPORATION / 5

The Annual Meeting
that is printed on your Notice or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 11, 2026.
TECHNICAL DIFFICULTIES VOTING DURING THE ANNUAL MEETING. If during the check-in time or during the annual meeting you have technical difficulties or trouble accessing the applicable virtual meeting website, Broadridge Corporate Issuer Solutions, Inc. will have technicians ready to assist you with any individual technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time for the annual meeting, please call the technical support number that will be posted on the virtual meeting website log-in page at www.virtualshareholdermeeting.com/LBRD2026. If we experience technical difficulties during the annual meeting (e.g., a temporary or prolonged power outage), we will determine whether the annual meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the annual meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any such situation, we will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/LBRD2026.
PURPOSE
At the annual meeting, you will be asked to consider and vote on each of the following:
•
the election of directors proposal, to elect John C. Malone, Gregg L. Engles and John E. Welsh III to continue serving as Class Ill members of our Board until the 2029 annual meeting of stockholders or their earlier resignation or removal; and

•
the auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2026.

You may also be asked to consider and vote on such other business as may properly come before the annual meeting, although we are not aware at this time of any other business that might come before the annual meeting.
Recommendation of Our Board of Directors

Our Board of Directors has unanimously approved each of the proposals for inclusion in the proxy materials and recommends that you vote FOR each director nominee and FOR the auditors ratification proposal.

QUORUM
In order to conduct the business of the annual meeting, a quorum must be present. This means that the holders of a majority in total voting power of the outstanding shares of our voting stock outstanding on the record date (as defined below) must be present or represented by proxy. Virtual attendance at the annual meeting constitutes presence in person for purposes of a quorum at the meeting. For purposes of determining a quorum, your shares will be included as represented at the meeting even if you indicate on your proxy that you abstain from voting. If a broker, who is a record holder of shares, indicates on a form of proxy that the broker does not have discretionary authority to vote those shares on a particular proposal or proposals, or if those shares are voted in circumstances in which proxy authority is defective or has been withheld, those shares (broker non-votes) will nevertheless be treated as present for purposes of determining the presence of a quorum. See “—Voting Procedures for Shares Held in Street Name—Effect of Broker Non-Votes” below.
WHO MAY VOTE
Holders of shares of LBRDA, LBRDB and LBRDP, as recorded in our stock register as of 5:00 p.m., New York City time, on March 23, 2026 (such date and time, the record date for the annual meeting), will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof.
6 / 2026 PROXY STATEMENT

The Annual Meeting
VOTES REQUIRED
Each director nominee who receives a plurality of the combined voting power of the outstanding shares of our voting stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors proposal will be elected to office.
Approval of the auditors ratification proposal requires the affirmative vote of a majority of the combined voting power of the outstanding shares of our voting stock that are present in person or represented by proxy at the annual meeting and entitled to vote on the subject matter.
Virtual attendance at the annual meeting constitutes presence in person for purposes of each required vote.
VOTES YOU HAVE
At the annual meeting, holders of shares of LBRDA will have one vote per share, holders of shares of LBRDB will have ten votes per share, and holders of shares of LBRDP will have one-third of one vote per share, in each case, that our records show are owned as of the record date. Holders of LBRDK shares will not be eligible to vote at the annual meeting.
SHARES OUTSTANDING
As of the record date, 18,254,690 shares of LBRDA, 386,988 shares of LBRDB and 7,183,812 shares of LBRDP were issued and outstanding and entitled to vote at the annual meeting.
NUMBER OF HOLDERS
There were, as of the record date, 544, 66 and 600 record holders of LBRDA, LBRDB and LBRDP, respectively (which amounts do not include the number of stockholders whose shares are held of record by banks, brokers or other nominees, but include each such institution as one holder).
VOTING PROCEDURES FOR RECORD HOLDERS
Holders of record of LBRDA, LBRDB and LBRDP as of the record date may vote via the Internet at the annual meeting or prior to the annual meeting by telephone or through the Internet. Alternatively, if they received a paper copy of the proxy materials by mail, they may give a proxy by completing, signing, dating and returning the proxy card by mail.
Holders of record may vote their shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/LBRD2026. To enter the annual meeting, holders will need the 16-digit control number that is printed on their Notice or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that they are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 11, 2026.
Instructions for voting prior to the annual meeting by using the Internet are printed on the Notice or the proxy voting instructions attached to the proxy card. In order to vote prior to the annual meeting through the Internet, holders should have their Notices or proxy cards available so they can input the required information from the Notice or proxy card, and log onto the Internet website address shown on the Notice or proxy card. When holders log onto the Internet website address, they will receive instructions on how to vote their shares. Unless subsequently revoked, shares of our voting stock represented by a proxy submitted as described herein and received at or before the annual meeting will be voted in accordance with the instructions on the proxy.
YOUR VOTE IS IMPORTANT. It is recommended that you vote by proxy even if you plan to attend the annual meeting. You may change your vote at the annual meeting.
If you submit a properly executed proxy without indicating any voting instructions as to a proposal enumerated in the Notice of Annual Meeting of Stockholders, the shares represented by the proxy will be voted “FOR” each director nominee and “FOR” the auditors ratification proposal.
LIBERTY BROADBAND CORPORATION / 7

The Annual Meeting
If you submit a proxy indicating that you abstain from voting as to a proposal, it will have no effect on the election of directors proposal and will have the same effect as a vote “AGAINST” the auditors ratification proposal.
If you do not submit a proxy or you do not vote at the annual meeting, your shares will not be counted as present and entitled to vote for purposes of determining a quorum, and your failure to vote will have no effect on determining whether any of the proposals are approved (if a quorum is present).
VOTING PROCEDURES FOR SHARES HELD IN STREET NAME
GENERAL
If you hold your shares in the name of a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee when voting your shares or to grant or revoke a proxy. The rules and regulations of the New York Stock Exchange and The Nasdaq Stock Market LLC (Nasdaq) prohibit brokers, banks and other nominees from voting shares on behalf of their clients without specific instructions from their clients with respect to numerous matters, including, in our case, the election of directors proposal, as described in this proxy statement. Accordingly, to ensure your shares held in street name are voted on these matters, we encourage you to provide promptly specific voting instructions to your broker, bank or other nominee.
EFFECT OF BROKER NON-VOTES
Broker non-votes are counted as shares of our voting stock present and entitled to vote for purposes of determining a quorum but will have no effect on any of the proposals. You should follow the directions your broker, bank or other nominee provides to you regarding how to vote your shares of LBRDA, LBRDB and LBRDP or how to change your vote or revoke your proxy.
VOTING PROCEDURES FOR SHARES HELD IN THE GCI 401(K) SAVINGS PLAN
If you hold LBRDP shares through your account in the GCI 401(k) Plan, the trustee for such plan is required to vote your shares as you specify. To allow sufficient time for the trustee to vote your shares, your voting instructions must be received by 11:59 p.m., New York City time, on May 6, 2026. To vote such shares, please follow the instructions provided by the trustee for such plan.
REVOKING A PROXY
If you submitted a proxy prior to the start of the annual meeting, you may change your vote by attending the annual meeting online and voting via the Internet at the annual meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Any signed proxy revocation or later-dated proxy must be received before the start of the annual meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 11:59 p.m., New York City time, on May 10, 2026 if your shares are held directly or 11:59 p.m., New York City time, on May 6, 2026 if you hold LBRDP shares through your account in the GCI 401(k) Plan.
Your attendance at the annual meeting will not, by itself, revoke a prior vote or proxy from you.
If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.
SOLICITATION OF PROXIES
We are soliciting proxies by means of our proxy materials on behalf of our Board of Directors. In addition to this mailing, our employees may solicit proxies personally or by telephone. We pay the cost of soliciting these proxies. We also reimburse brokers and other nominees for their expenses in sending the Notice and, if requested, the proxy materials to you and getting your voting instructions.
8 / 2026 PROXY STATEMENT

The Annual Meeting
If you have any further questions about voting or attending the annual meeting, please contact Liberty Broadband Investor Relations at (844) 826-8735 or Broadridge at (888) 789-8745 (outside the United States (303) 562-9277).
OTHER MATTERS TO BE VOTED ON AT THE ANNUAL MEETING
Our Board of Directors is not currently aware of any business to be acted on at the annual meeting other than that which is described in the Notice and this proxy statement. If, however, other matters are properly brought to a vote at the annual meeting, the persons designated as proxies will have discretion to vote or to act on these matters according to their best judgment. In the event there is a proposal to adjourn or postpone the annual meeting, the persons designated as proxies will have discretion to vote on that proposal.
STOCKHOLDER PROPOSALS
This proxy statement relates to our annual meeting of stockholders for the calendar year 2026 which will take place on May 11, 2026. Based solely on the date of our 2026 annual meeting and the date of this proxy statement, (i) a stockholder proposal must be submitted in writing to our Corporate Secretary and received at our executive offices at 12300 Liberty Boulevard, Englewood, Colorado 80112, by the close of business on November 27, 2026 in order to be eligible for inclusion in our proxy materials for the annual meeting of stockholders for the calendar year 2027 (the 2027 annual meeting), and (ii) a stockholder proposal, or any nomination by stockholders of a person or persons for election to the Board of Directors, must be received at our executive offices at the foregoing address not earlier than January 11, 2027 and not later than February 10, 2027 to be considered for presentation at the 2027 annual meeting. We currently anticipate that the 2027 annual meeting will be held during the second quarter of 2027. If the 2027 annual meeting takes place more than 20 days before or 70 days after May 11, 2027 (the anniversary of the 2026 annual meeting), a stockholder proposal, or any nomination by stockholders of a person or persons for election to the Board of Directors, will instead be required to be received at our executive offices at the foregoing address not later than the close of business on the tenth day following the first day on which notice of the date of the 2027 annual meeting is communicated to stockholders or public disclosure of the date of the 2027 annual meeting is made, whichever occurs first, in order to be considered for presentation at the 2027 annual meeting. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Liberty Broadband nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the Exchange Act), no later than March 12, 2027.
All stockholder proposals for inclusion in our proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, our charter and bylaws and Delaware law.
ADDITIONAL INFORMATION
We file periodic reports, proxy materials and other information with the SEC. You may inspect such filings on the Internet website maintained by the SEC at www.sec.gov. Additional information can also be found on our website at www.libertybroadband.com. Information contained on any website referenced in this proxy statement is not incorporated by reference in this proxy statement. If you would like to receive a copy of the 2025 Form 10-K, or any of the exhibits listed therein, please call or submit a request in writing to Investor Relations, Liberty Broadband Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Tel. No. (844) 826-8735, and we will provide you with the 2025 Form 10-K without charge, or any of the exhibits listed therein upon the payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits).
LIBERTY BROADBAND CORPORATION / 9

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
Proposal 1 – The Election of Directors
Proposal

BOARD OF DIRECTORS OVERVIEW
What am I being asked to vote on and how should I vote?
We are asking our stockholders to elect John C. Malone, Gregg L. Engles and John E. Welsh III to continue serving as Class Ill members of our Board until the 2029 annual meeting of stockholders or their earlier resignation or removal.
Our Board of Directors currently consists of eight directors, divided among three classes. Our Class IIl directors, whose term will expire at the annual meeting, are John C. Malone, Gregg L. Engles and John E. Welsh III. These directors are nominated for election to our Board to continue to serve as Class Ill directors, and we have been informed that each of Messrs. Engles, Malone and Welsh is willing to continue serving as a director of our company. The term of the Class IIl directors who are elected at the annual meeting will expire at the annual meeting of our stockholders in the year 2029. Our Class I directors, whose term will expire at the annual meeting of our stockholders in the year 2027, are Derek Chang, Julie D. Frist and J. David Wargo. Our Class II directors, whose term will expire at the annual meeting of our stockholders in the year 2028, are Richard R. Green and Sue Ann R. Hamilton.
If any nominee should decline election or should become unable to serve as a director of our company for any reason before election at the annual meeting, votes will be cast by the persons appointed as proxies for a substitute nominee, if any, designated by the Board of Directors.
The following lists the three nominees for election as directors at the annual meeting and the five directors of our company whose term of office will continue after the annual meeting, and includes as to each person how long such person has been a director of our company, such person’s professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our Board of Directors. For additional information on our Board’s evaluation of director candidates or incumbent directors seeking re-election, see “Corporate Governance—Board Criteria and Director Candidates.” The number of shares of our capital stock beneficially owned by each director is set forth in this proxy statement under the caption “Security Ownership of Certain Beneficial Owners and Management.”
The members of our nominating and corporate governance committee have determined that Messrs. Engles, Malone and Welsh, who are nominated for election at the annual meeting, continue to be qualified to serve as directors of our company and such nominations were approved by the entire Board of Directors.
VOTE AND RECOMMENDATION
A plurality of the combined voting power of the outstanding shares of our voting stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors proposal is required to elect each of Messrs. Engles, Malone and Welsh as a Class IIl member of our Board of Directors.
OUR BOARD RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE

The Board of Directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our company.

10 / 2026 PROXY STATEMENT

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
OUR BOARD AT A GLANCE
		Committee Memberships
Name and Principal Occupation	Director Since	Executive	Compensation	Nominating & Corporate Governance	Audit	Non-Liberty Public Board Directorships(1)
Class III directors who will stand for election this year
JOHN C. MALONE (BOARD CHAIRMAN)	2014	M				—
GREGG L. ENGLES	2020			M	M	—
JOHN E. WELSH III	2014			M	C	—
Class I directors who will stand for election in 2027
DEREK CHANG	2025					—
JULIE D. FRIST	2020		C	M		—
J. DAVID WARGO	2015		C		M	2
Class II directors who will stand for election in 2028
RICHARD R. GREEN	2014		M	C		1
SUE ANN R. HAMILTON	2020		M	C		1

(1)
Does not include service on the Board of Directors of Liberty Media, GCI Liberty or Liberty Live Holdings. See “Corporate Governance—Board Criteria and Director Candidates—Outside Commitments.”

C = Chairperson	M = Member	= Independent

LIBERTY BROADBAND CORPORATION / 11

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
DIRECTOR SKILLS AND EXPERIENCE
12 / 2026 PROXY STATEMENT

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
NOMINEES FOR ELECTION AS DIRECTORS
John C. Malone	Chairman of the Board Director Since: November 2014 Age: 85 Committees: Executive
Mr. Malone, as President of TCI, co-founded Liberty Media’s predecessor and is considered one of the preeminent figures in the media and telecommunications industry. He is well known for his sophisticated problem solving and risk assessment skills.

Professional Background:
•
Chairman of the Board of our company since November 2014 and served as Chief Executive Officer and President from January 2025 to July 2025

•
Chairman of the Board of GCI Liberty since July 2025

•
Chairman Emeritus of Liberty Media since January 2026 and served as Chairman of the Board from August 2011 to December 2025

•
Chairman of the Board of QVC Group from its inception in 1994 until March 2018 and served as QVC Group’s Chief Executive Officer from August 2005 to February 2006

•
Chairman of the Board of TCI from November 1996 until March 1999, when it was acquired by AT&T Corp., and Chief Executive Officer of TCI from January 1994 to March 1997

Public Company Directorships:
•
GCI Liberty (Chairman of the Board, July 2025 – Present)

Non-Liberty Public Company Directorships: None
Former Public Company Directorships:
•
Liberty Media (December 2010 – December 2025; Chairman of the Board, August 2011 – December 2025)

•
LGL (Chairman of the Board, June 2013 – December 2025)

•
Warner Bros. Discovery (April 2022 – June 2025)

•
QVC Group (1994 – May 2025; Chairman of the Board, 1994 – March 2018)

•
Old GCI Liberty (Chairman of the Board, March 2018 – December 2020)

•
Liberty Expedia (Chairman of the Board, November 2016 – July 2019)

•
Liberty Latin America Ltd. (December 2017 – December 2019)

•
Discovery (September 2008 – April 2022)

•
DHC (March 2005 – September 2008; Chairman of the Board, May 2005 – September 2008)

•
LGI (Chairman of the Board, June 2005 – June 2013)

•
LMI (March 2004 – June 2005)

•
UnitedGlobalCom, Inc. (January 2002 – June 2005)

•
Lions Gate Entertainment Corp. (March 2015 – September 2018)

•
Charter (May 2013 – July 2018)

•
Expedia, Inc. (August 2005 – November 2012; December 2012 – December 2017)

•
Liberty TripAdvisor (August 2014 – June 2015)

•
•
Sirius XM (April 2009 – May 2013)

•
Ascent Capital Group, Inc. (January 2010 – September 2012)

•
Live Nation (January 2010 – February 2011)

•
DIRECTV (including predecessors) (Chairman of the Board, February 2008 – June 2010)

•
IAC/InterActiveCorp (May 2006 – June 2010)

LIBERTY BROADBAND CORPORATION / 13

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
Gregg L. Engles	Director Since: December 2020 Age: 68 Committees: Audit; Nominating and Corporate Governance Independent Director
Mr. Engles offers our Board significant operational experience gained through his senior leadership positions at WhiteWave and other large public companies. He provides our Board with executive leadership perspective on the operations and management of public companies, which assists our Board in evaluating strategic opportunities.

Professional Background:
•
Founder and Executive Managing Partner of Capitol Peak Partners LLC, a capital investment company, since August 2017

•
Chairman of Borden Dairy Company, a dairy company, and served as its Chief Executive Officer from July 2020 to November 2022

•
Chairman of the Board and Chief Executive Officer of WhiteWave, a global food and beverage company, from October 2012 until its acquisition by Danone in April 2017

•
Chief Executive Officer of Dean Foods Company, a food and beverage company and WhiteWave’s former parent company, from April 1996 until WhiteWave’s initial public offering in October 2012

Public Company Directorships: None
Former Public Company Directorships:
•
Chipotle Mexican Grill, Inc. (July 2020 – June 2025)

•
Old GCI Liberty (March 2018 – December 2020)

•
Danone (April 2017 – December 2020)

•
Liberty Expedia (November 2016 – July 2019)

•
Dean Foods Company (Chairman, April 1996 – July 2013; Vice-Chairman, January 2002 – May 2002)

•
Treehouse Foods, Inc. (June 2005 – May 2008)

John E. Welsh III	Director Since: November 2014 Age: 75 Committees: Audit (Chair); Nominating and Corporate Governance Independent Director
Mr. Welsh brings to the Board a strong financial background in investment banking and investment management and his experience as an audit committee member of Integrated Electrical Services Corp. In addition to possessing strong leadership and collaboration skills, Mr. Welsh has substantial experience involving the management and operation of technology companies. He is also an important resource with respect to the financial services firms that our company may engage from time to time.

Professional Background:
•
President of Avalon Capital Partners LLC, an investment firm, since 2002

•
Director of CIP Management LLC from October 2000 to December 2002

•
Managing Director and Vice-Chairman of the Board of SkyTel, a wireless messaging services company, from 1992 to 1999

•
Managing Director of Investment Banking of Prudential Securities, Inc., a financial services company, and Co-Head of the Mergers and Acquisitions Department prior to 1992

Public Company Directorships: None
Former Public Company Directorships:
•
LMAC (January 2021 – December 2022)

•
General Cable Corp. (1997 – June 2018; Chairman, August 2001 – June 2018)

•
Spreckels Industries, Inc. (1987 – 1992)

•
York International, Inc. (1990 – 2000)

•
Integrated Electrical Services Corp. (2006 – 2013)

•
SkyTel (Vice-Chairman, 1992 – 1999)

14 / 2026 PROXY STATEMENT

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
DIRECTORS WHOSE TERM EXPIRES IN 2027
Derek Chang	Director Since: May 2025 Age: 58
Mr. Chang brings to our Board extensive knowledge of media, entertainment and sports industries across all global markets with particular focus on the US and Asia Pacific. He brings considerable operating and financial expertise from his leadership roles and operational experience from his policy making positions at NBA China, DIRECTV, Scripps and Charter.

Professional Background:
•
President and Chief Executive Officer of Liberty Media since February 2025

•
Cofounder and director of EverPass Media, LLC since April 2023; Executive Chairman from April 2023 to January 2025

•
Chief Executive Officer of Friend MTS Ltd., a provider of content security technology, cloud video security services and related applications to media, from May 2021 to December 2021

•
Chief Executive Officer of NBA China, from June 2018 to May 2020

•
Head of International Lifestyle Channels from July 2016 to April 2018 and Managing Director of Asia Pacific operations from April 2013 to July 2016 for Scripps, a media company until its merger with Discovery Communications

•
Executive Vice President of Content Strategy and Development of DIRECTV (and its predecessor, The DirecTV Group, Inc.), a television service provider, from March 2006 to January 2013

•
Executive Vice President—Finance and Strategy of Charter, a cable television and broadband services provider, from December 2003 to April 2005 and as its interim Co-Chief Financial Officer from August 2004 to April 2005

•
Executive Vice President—Development of the Yankees Entertainment and Sports Network, a pay television company that broadcasts New York Yankees baseball and Brooklyn Nets basketball games, from its inception in 2001 to January 2003

•
Director of Playfly Sports, LLC from February 2023 to January 2025

•
Director of Professional Fighters League from June 2021 to February 2023

Public Company Directorships:
•
Liberty Live Holdings (December 2025 – present)

•
Liberty Media (March 2021 – present)

Non-Liberty Public Company Directorships: None
Former Public Company Directorships:
•
Isos Acquisition Corp. (March 2021 – December 2021)

•
Vobile Group Limited (July 2020 – June 2021)

•
STARZ (January 2013 – June 2013)

LIBERTY BROADBAND CORPORATION / 15

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
Julie D. Frist	Director Since: March 2020 Age: 55 Committees: Compensation (Co-Chair); Nominating and Corporate Governance Independent Director
Ms. Frist’s educational background, experience in the financial services industry and significant involvement in the non-profit community give her beneficial insight and enable her to make valuable contributions as a member of our Board.

Professional Background:
•
Vice-Chair of CapStar Financial Holdings, Inc., a publicly-traded bank holding company that provides banking, wealth management, and related financial services through its subsidiary CapStar Bank, from December 2015 and a director of CapStar Bank, a financial institution, from its founding in 2008 until May 2020

•
Worked in the Investment Banking Division and the Private Client Group of Goldman Sachs, a multinational investment bank and financial services company, in the mid-1990s

•
Vice President of Bruckmann, Rosser, Sherrill & Co., a New York-based private equity firm, from 1998 to 2000

•
Serves on several non-profit Boards, including The Frist Foundation

•
Member of the Board of Dean’s Advisors at the Harvard Business School

•
Member of the City of Belle Meade Finance and Budget Committee

•
Former Advisory Board Member of the Yale Institute for Global Health from 2020 until 2025

•
Former trustee of St. Paul’s School in Concord, New Hampshire and The Ensworth School in Nashville, Tennessee

Public Company Directorships: None Former Public Company Directorships: • CapStar Bank (2008 – May 2020)
16 / 2026 PROXY STATEMENT

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
J. David Wargo	Director Since: March 2015 Age: 72 Committees: Compensation (Co-Chair); Audit Independent Director
Mr. Wargo’s extensive background in investment analysis and management, experience as a public company board member and his particular expertise in finance and capital markets contribute to our Board’s consideration of our capital structure, evaluation of investment, financial opportunities and strategies, and strengthen our Board’s collective qualifications, skills and attributes.

Professional Background:
•
Founder and president of Wargo & Company, Inc., a private company specializing in investing in the communications industry, and has served as its president since 1993

•
Co-founder and was a member of New Mountain Capital, LLC, a private equity firm, from 2000 to 2008

•
Managing Director and senior analyst of The Putnam Companies, an investment management company, from 1989 to 1992

•
Senior Vice President and a Partner in Marble Arch Partners, a technology development firm, from 1985 to 1989

•
Partner and Senior Analyst, Assistant Director of Research and a Partner in State Street Research and Management Company from 1978 to 1985

Public Company Directorships:
Non-Liberty Public Company Directorships:
•
LGL (June 2013 – present)

•
Charter (April 2025 – present)

Former Public Company Directorships:
•
Vobile Group Limited (January 2018 – June 2025)

•
Liberty TripAdvisor (August 2014 – April 2025)

•
Discovery (September 2008 – April 2022)

•
LGI (June 2005 – June 2013)

•
LMI (May 2004 – June 2005)

•
DHC (May 2005 – September 2008)

•
Strategic Education, Inc. (formerly Strayer Education, Inc.) (March 2001 – April 2019)

LIBERTY BROADBAND CORPORATION / 17

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
DIRECTORS WHOSE TERM EXPIRES IN 2028
Richard R. Green	Director Since: November 2014 Age: 88 Committees: Nominating and Corporate Governance (Co-Chair); Compensation Independent Director
Dr. Green brings to the Board his extensive professional and executive background and his particular knowledge and experience in the complex and rapidly changing field of technology for broadband communications services, which contributes to our company’s evaluation of technological initiatives and challenges and strengthens the Board’s collective qualifications, skills and attributes.

Professional Background:
•
President and Chief Executive Officer of Cable Television Laboratories, Inc., the cable industry’s research and development consortium, for over 20 years, before retiring in December 2009

•
Senior Vice President at PBS, a public broadcaster and free-to-air television network, from 1984 to 1988 and a director of CBS’s Advanced Television Technology Laboratory, a non-profit consortium that develops technology and standards to enable growth and trust in the digital media industry, from 1980 to 1983

•
Director of Jones/NCTI Inc., a Jones Knowledge Company, a workforce performance solutions company for individuals and broadband companies

Public Company Directorships:
•
GCI Liberty (July 2025 – present)

Non-Liberty Public Company Directorships:
•
LGL and its predecessors (December 2008 – present)

Former Public Company Directorships:
•
Old GCI Liberty (March 2018 – December 2020)

•
Shaw Communications, Inc. (2010 – May 2023)

18 / 2026 PROXY STATEMENT

PROPOSAL 1 – THE ELECTION OF DIRECTORS PROPOSAL
Sue Ann R. Hamilton	Director Since: December 2020 Age: 65 Committees: Nominating and Corporate Governance (Co-Chair); Compensation Independent Director
As a result of her extensive Board service and management experience, and her work advising and representing major media and technology companies, Ms. Hamilton brings to our Board significant leadership, oversight and consulting skills, as well as experience in the media, technology and legal fields.

Professional Background:
•
Principal of the consultancy Hamilton Media LLC since 2007

•
Executive Vice President-Distribution and Business Development for AXS TV LLC, a partnership between founder Mark Cuban, AEG, Ryan Seacrest Media, Creative Artists Agency and CBS, from September 2007 until the sale of the company in September 2019

•
Represents The Mark Cuban Companies/Radical Ventures as Board observer for Philo, Inc., a privately held technology company, since July 2013

•
Executive Vice President—Programming and Senior Vice President—Programming for Charter from 2003 to 2007

•
Held numerous management positions at AT&T Broadband LLC and its predecessor, TCI, dating back to 1993

•
Former partner at the law firm Kirkland & Ellis, specializing in complex commercial transactions

•
J.D. degree from Stanford Law School, where she was Associate Managing Editor of the Stanford Law Review and Editor of the Stanford Journal of International Law. Magna cum laude graduate of Carleton College in Northfield, Minnesota

Public Company Directorships:
Non-Liberty Public Company Directorships:
•
Universal Electronics, Inc. (November 2019 – present)

Former Public Company Directorships:
•
Old GCI Liberty (March 2018 – December 2020)

•
FTD Companies, Inc. (December 2014 – August 2019)

LIBERTY BROADBAND CORPORATION / 19

CORPORATE GOVERNANCE
Corporate Governance

DIRECTOR INDEPENDENCE
It is our policy that a majority of the members of our Board of Directors be independent of our management. For a director to be deemed independent, our Board of Directors must affirmatively determine that the director has no direct or indirect material relationship with us. To assist our Board of Directors in determining which of our directors qualify as independent for purposes of Nasdaq rules as well as applicable rules and regulations adopted by the SEC, the nominating and corporate governance committee of our Board of Directors follows Nasdaq’s corporate governance rules on the criteria for director independence.
Our Board of Directors has determined that each of Gregg L. Engles, Julie D. Frist, Richard R. Green, Sue Ann R. Hamilton, J. David Wargo and John E. Welsh III qualifies as an independent director of our company.
BOARD COMPOSITION
As described above under “Proposal 1—The Election of Directors Proposal,” our Board is comprised of directors with a broad range of backgrounds and skill sets, including in media and telecommunications, science and technology, venture capital, investment banking, auditing and financial engineering. Our Board is also chronologically diverse with our members’ ages spanning four decades. For more information on our policies with respect to Board candidates, see “—Board Criteria and Director Candidates” below.
BOARD CLASSIFICATION
As described above under “Proposal 1—The Election of Directors Proposal,” our Board of Directors currently consists of eight directors, divided among three classes. Our Board believes that its current classified structure, with directors serving for three-year terms, is the appropriate Board structure for our company at this time and is in the best interests of our stockholders for the following reasons.
LONG-TERM FOCUS & ACCOUNTABILITY
Our Board believes that a classified board encourages our directors to look to the long-term best interest of our company and our stockholders, rather than being unduly influenced by the short-term focus of certain investors and special interests. In addition, our Board believes that three-year terms focus director accountability on the Board’s long-term strategic vision and performance, rather than short-term pressures and circumstances.
CONTINUITY OF BOARD LEADERSHIP
A classified board allows for a greater amount of stability and continuity providing institutional perspective and knowledge to both management and less-tenured directors. By its very nature, a classified board ensures that at any given time there will be experienced directors serving on our Board who are fully immersed in and knowledgeable about our businesses, including our relationships with current and potential strategic partners, as well as the competition, opportunities, risks and challenges that exist in the industries in which our businesses operate. We also believe the benefit of a classified board to our company and our stockholders comes not from continuity alone but rather from the continuity of highly qualified, engaged and knowledgeable directors focused on long-term stockholder interests. Each year, our nominating and corporate governance committee works actively to ensure our Board continues to be comprised of such individuals.
BOARD LEADERSHIP STRUCTURE
Our Board has separated the positions of Chairman of the Board and Chief Executive Officer (principal executive officer). John C. Malone holds the position of Chairman of the Board, leads our Board and Board meetings and provides strategic
20 / 2026 PROXY STATEMENT

CORPORATE GOVERNANCE
guidance to our Chief Executive Officer. Martin E. Patterson, our President, holds the position of Chief Executive Officer, leads our management team and is responsible for driving the performance of our company. We believe this division of responsibility effectively assists our Board in fulfilling its duties.
BOARD ROLE IN RISK OVERSIGHT
The Board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board committees. Our audit committee oversees management of financial risks, significant business risk, including operational, data privacy and cybersecurity risks, and risks relating to potential conflicts of interest. Our compensation committee oversees the management of risks relating to our compensation arrangements with senior officers. Our nominating and corporate governance committee oversees the nomination of individuals with the judgment, skills, integrity, and independence necessary to oversee the key risks associated with our company, as well as risks inherent in our corporate structure. These committees then provide reports periodically to the full Board. In addition, the oversight and review of other strategic risks are conducted directly by the full Board.
The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical short-, intermediate-, and long-term risks. These areas of focus include existing and emerging strategic, operational, financial and reporting, succession and compensation, legal and compliance, cybersecurity and other risks, including those related to material environmental and social matters such as climate change, human capital management, and community relations.
CODE OF ETHICS
We have adopted a code of business conduct and ethics that applies to all of our employees, directors and officers, which constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act. Our code of business conduct and ethics is available on our website at www.libertybroadband.com/investors/corporate-governance/governance-documents.
INSIDER TRADING POLICY
We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, our company has adopted an Insider Trading Policy which governs among other things, the purchase, sale and other dispositions of our company’s securities, including by our directors, officers and employees. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. Because our Insider Trading Policy and procedures are designed to address transactions in our company’s securities by our directors, officers, and employees, we do not have formal insider trading policies or procedures that govern our purchase of our company’s securities. A copy of our Insider Trading Policy is filed as Exhibit 19 to the 2025 Form 10-K.
FAMILY RELATIONSHIPS; LEGAL PROCEEDINGS
There is no family relationship between any of our executive officers or directors, by blood, marriage or adoption.
During the past ten years, none of our directors and executive officers has had any involvement in such legal proceedings as would be material to an evaluation of his or her ability or integrity.
COMMITTEES OF THE BOARD OF DIRECTORS
Our Board of Directors has four standing committees: audit, compensation, executive and nominating and corporate governance. The key responsibilities and focus areas of each committee, as well as their current members and information on number of meetings during 2025 are set forth below. The written charters for the audit, compensation and nominating
LIBERTY BROADBAND CORPORATION / 21

CORPORATE GOVERNANCE
and corporate governance committees as adopted by each such committee, as well as our corporate governance guidelines (which were developed by the nominating and corporate governance committee), can be found on our website at www.libertybroadband.com.
Our Board of Directors, by resolution, may from time to time establish other committees of our Board of Directors, consisting of one or more of our directors. Any committee so established will have the powers delegated to it by resolution of our Board of Directors, subject to applicable law.
Our Board of Directors has determined that all of the members of each of the audit, compensation and nominating and corporate governance committees are independent. See “—Director Independence.”
22 / 2026 PROXY STATEMENT

CORPORATE GOVERNANCE
AUDIT COMMITTEE OVERVIEW

4 meetings in 2025
Chair
John E. Welsh III*
Other Members
Gregg L. Engles
J. David Wargo
*Our Board of Directors has determined that Mr. Welsh is an “audit committee financial expert” under applicable SEC rules and regulations
Audit Committee Report, page 32

The audit committee reviews and monitors the corporate accounting and financial reporting and the internal and external audits of our company. The committee’s functions include, among other things:
•
Appointing or replacing our independent auditors;

•
Reviewing and approving in advance the scope and the fees of our annual audit and reviewing the results of our audits with our independent auditors;

•
Reviewing and approving in advance the scope and the fees of non-audit services of our independent auditors;

•
Reviewing compliance with and the adequacy of our existing major accounting and financial reporting policies;

•
Reviewing our management’s procedures and policies relating to the adequacy of our internal accounting controls and compliance with applicable laws relating to accounting practices;

•
Confirming compliance with applicable SEC and stock exchange rules; and

•
Preparing a report for our annual proxy statement.

EXECUTIVE COMMITTEE OVERVIEW
Member John C. Malone
Our executive committee may exercise all the powers and authority of our Board of Directors in the management of our business and affairs (except as specifically prohibited by the General Corporation Law of the State of Delaware). This includes the power and authority to authorize the issuance of shares of our capital stock.
No meetings of the executive committee were held in 2025.

LIBERTY BROADBAND CORPORATION / 23

CORPORATE GOVERNANCE
COMPENSATION COMMITTEE OVERVIEW
6 meetings in 2025 Co-Chairs Julie D. Frist J. David Wargo Other Members Richard R. Green Sue Ann R. Hamilton Compensation Committee Report, page 38
The compensation committee assists the Board in discharging its responsibilities relating to compensation of our company’s executives and produces an annual report on executive compensation for inclusion in our annual proxy statement.
In November 2014, the spin-off of our company (formerly a wholly-owned subsidiary of Liberty Media) from Liberty Media was completed (the Broadband Spin-Off). In connection with the Broadband Spin-Off, we entered into a Services Agreement, dated November 4, 2014, with Liberty Media (the services agreement), pursuant to which Liberty Media provides us with administrative, executive and management services.
Key Responsibilities:
•
Evaluate the services fee under the services agreement on at least an annual basis, subject to certain exceptions;

•
May approve incentive awards or other forms of compensation to employees of Liberty Media who are providing services to our company, which employees include our executive officers. For a discussion of equity awards granted during 2025, see “Executive Compensation—Compensation Discussion and Analysis;”

•
If we engage a chief executive officer, chief accounting officer, principal financial officer, chief legal officer or chief administrative officer to perform services for our company outside the services agreement, review and approve corporate goals and objectives relevant to the compensation of any such person; and

•
Prepare a report for our annual proxy statement.

For a description of our current processes and policies for consideration and determination of executive compensation, including the role of our Chief Executive Officer and an outside consultant in determining or recommending amounts and/or forms of compensation, see “Executive Compensation—Compensation Discussion and Analysis.”

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE OVERVIEW
2 meetings in 2025 Co-Chairs Richard R. Green Sue Ann R. Hamilton Other Members Gregg L. Engles Julie D. Frist John E. Welsh III
The nominating and corporate governance committee functions include, among other things:
•
Identify individuals qualified to become Board members consistent with criteria established or approved by our Board of Directors, with the assistance of the committee, from time to time;

•
Identify director nominees for upcoming annual meetings;

•
Develop corporate governance guidelines applicable to our company; and

•
Oversee the evaluation of our Board and management.

24 / 2026 PROXY STATEMENT

CORPORATE GOVERNANCE
BOARD CRITERIA AND DIRECTOR CANDIDATES
BOARD CRITERIA. The nominating and corporate governance committee believes that nominees for director should possess the highest personal and professional ethics, integrity, values and judgment and should be committed to the long-term interests of our stockholders. To be nominated to serve as a director, a nominee need not meet any specific minimum criteria. As described in our corporate governance guidelines, director candidates are identified and nominated based on broad criteria, with the objective of identifying and retaining directors that can effectively develop our company’s strategy and oversee management’s execution of that strategy. In the director candidate identification and nomination process, our Board seeks a breadth of experience from a variety of industries and from professional disciplines, along with other characteristics. When evaluating a potential director nominee, including one recommended by a stockholder, the nominating and corporate governance committee will take into account a number of factors, including, but not limited to, the following:
•
independence from management;

•
his or her unique background, including education, professional experience, relevant skill sets and personal characteristics;

•
judgment, skill, integrity and reputation;

•
existing commitments to other businesses as a director, executive or owner;

•
personal conflicts of interest, if any; and

•
the size and composition of the existing Board of Directors, including whether the potential director nominee would positively impact the composition of the Board by bringing a new perspective or viewpoint to the Board of Directors.

The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.
OUTSIDE COMMITMENTS. In recent years, some investors and proxy advisors have instituted “bright-line” proxy voting policies on the number of outside public company boards that a director may serve on. Our Board of Directors recognizes investors’ concerns that highly sought-after directors could lack the time and attention to adequately perform their duties and responsibilities, and considers each director’s performance and commitment to ensure their continued effectiveness as a director. Given our company’s ownership interest in Charter, our company and our Board value the director designation rights afforded by the Second Amended and Restated Stockholders Agreement, dated as of May 23, 2015 (as amended), that our company entered into with Charter and Advance/Newhouse Partnership, pursuant to which members of our Board of Directors and management have been named as our company’s designees, as they provide our company with unique insight and input into Charter’s business and operations. The nominating and corporate governance committee also recognizes and values the benefits derived by our directors from their service on other public company boards, as such service provides our directors with diverse perspectives, in-depth industry knowledge and cross-industry insights, all of which enhance the knowledge base and skill set of our Board as a whole.
Our Board also recognizes the uniqueness of the relationships among our company, GCI Liberty, Liberty Media, and Liberty Live Holdings, including the collaborative approach to addressing and better managing the portfolio of assets within each of these public companies. To the extent our directors serve on more than one of the boards of these companies, we believe that such service is an important aspect of our directors’ (including Mr. Malone’s) service, as it capitalizes on various synergies between and among these boards. For this reason, we believe that a better presentation of these directors’ outside commitments is to consider the number of their “non-Liberty” public company board directorships (see “Our Board at a Glance” above). Based on this perspective, we have considered the facts-and-circumstances of the roles of our directors with our company, including the following considerations:
•
from a historical perspective, the significant time and resources each of these directors has regularly dedicated to our company;

•
the nature of their board commitments relating to their respective roles with these companies;

•
the synergies between their respective service on these other boards and ours;

•
their respective service on “non-Liberty” public company board directorships; and

LIBERTY BROADBAND CORPORATION / 25

CORPORATE GOVERNANCE
•
the respective directors’ personal skills, expertise and qualifications (including the broad industry knowledge of each such director).

We believe that the outside service of our directors does not conflict with, and instead enhances, their respective roles and responsibilities at our company.
DIRECTOR CANDIDATE IDENTIFICATION PROCESS. The nominating and corporate governance committee will consider candidates for director recommended by any stockholder provided that such recommendations are properly submitted. Eligible stockholders wishing to recommend a candidate for nomination as a director should send the recommendation in writing to the Corporate Secretary, Liberty Broadband Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. Stockholder recommendations must be made in accordance with our bylaws, as discussed under “The Annual Meeting—Stockholder Proposals” above, and contain the following information:
•
the name and address of the proposing stockholder and the beneficial owner, if any, on whose behalf the nomination is being made, and documentation indicating the number and class of shares of our capital stock directly or indirectly owned beneficially and of record by such person and the holder or holders of record of those shares, together with a statement that the proposing stockholder is recommending a candidate for nomination as a director;

•
the candidate’s name, age, business and residence addresses, principal occupation or employment, business experience, educational background and any other information relevant in light of the factors considered by the nominating and corporate governance committee in making a determination of a candidate’s qualifications, as described below;

•
a statement detailing any relationship, agreement, arrangement or understanding between (or on behalf of) the proposing stockholder and/or beneficial owner(s), if different, and any other person(s) (including their names) under which the proposing stockholder is making the nomination and any affiliates or associates (as defined in Rule 12b-2 of the Exchange Act) of such proposing stockholder(s) or beneficial owner (each a Proposing Person);

•
a statement detailing any relationship, arrangement or understanding that might affect the independence of the candidate as a member of our Board;

•
any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director;

•
a representation as to whether the Proposing Person intends (or is part of a group that intends) to deliver any proxy materials or otherwise solicit proxies in support of the director nominee;

•
a representation that the Proposing Person and candidate is not subject to, nor will enter into, any voting or other agreement that has not been disclosed to the company and that could limit or interfere with such candidate’s ability to comply with their fiduciary duties;

•
a representation by each Proposing Person who is a holder of record of our capital stock as to whether the notice is being given on behalf of the holder of record and/or one or more beneficial owners, the number of shares held by any beneficial owner along with evidence of such beneficial ownership and that such holder of record is entitled to vote at the annual stockholders meeting and intends to appear in person or by proxy at the annual stockholders meeting at which the person named in such notice is to stand for election;

•
a written consent of the candidate to be named in the proxy statement and the accompanying proxy card and to serve as a director, if nominated and elected;

•
a representation as to whether the Proposing Person has received any financial assistance, funding or other consideration from any other person regarding the nomination (a Stockholder Associated Person) (including the details of such assistance, funding or consideration);

•
a written questionnaire completed and signed by the candidate with respect to the background, qualifications and independence of the candidate and the background of the proposing stockholder, Proposing Person or any Stockholder Associated Person;

•
reasonable evidence that such Proposing Person has met the requirements of Rule 14a-19(a)(3) of the Exchange Act, if the Proposing Person provides notice pursuant to Rule 14a-19(b) of the Exchange Act; and

•
a representation as to whether and the extent to which any hedging, derivative or other transaction has been entered into with respect to our company within the last twelve months by, or is in effect with respect to, the Proposing

26 / 2026 PROXY STATEMENT

CORPORATE GOVERNANCE
Person, any person to be nominated by the proposing stockholder or any Stockholder Associated Person, the effect or intent of which transaction is to mitigate loss to or manage risk or benefit of share price changes for, or increase or decrease the voting power of, the Proposing Person, its nominee, or any such Stockholder Associated Person.
In connection with its evaluation, the nominating and corporate governance committee may request additional information from the Proposing Person and the candidate. The nominating and corporate governance committee has sole discretion to decide which individuals to recommend for nomination as directors. The nominating and corporate governance committee will evaluate a prospective nominee suggested by any stockholder in the same manner and against the same criteria as any other prospective nominee identified by the nominating and corporate governance committee.
When seeking candidates for director, the nominating and corporate governance committee may solicit suggestions from incumbent directors, management, stockholders and others. After conducting an initial evaluation of a prospective nominee, the nominating and corporate governance committee will interview that candidate if it believes the candidate might be suitable to be a director. The nominating and corporate governance committee may also ask the candidate to meet with management. If the nominating and corporate governance committee believes a candidate would be a valuable addition to our Board of Directors, it may recommend to the full Board that candidate’s nomination and election.
Prior to nominating an incumbent director for re-election at an annual meeting of stockholders, the nominating and corporate governance committee will consider the director’s past attendance at, and participation in, meetings of the Board of Directors and its committees and the director’s formal and informal contributions to the various activities conducted by the Board and the Board committees of which such individual is a member. In addition, the nominating and corporate governance committee will consider any outside directorships held by such individual. See “—Outside Commitments” above.
BOARD MEETINGS
During 2025, there were seven meetings of our full Board of Directors.
DIRECTOR ATTENDANCE AT ANNUAL MEETINGS
Our Board of Directors encourages all members of the Board to attend each annual meeting of our stockholders. Five of our seven directors then-serving attended our 2025 annual meeting of stockholders.
STOCKHOLDER COMMUNICATION WITH DIRECTORS
Our stockholders may send communications to our Board of Directors or to individual directors by mail addressed to the Board of Directors or to an individual director c/o Liberty Broadband Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. All such communications from stockholders will be forwarded to our directors on a timely basis. Stockholders are also encouraged to send communications to Liberty Broadband Investor Relations, which conducts robust stockholder engagement efforts for our company and provides our Board with insight on stockholder concerns.
EXECUTIVE SESSIONS
In 2025, the independent directors of our company, then serving, met at three executive sessions without management participation.
Any interested party who has a concern regarding any matter that it wishes to have addressed by our independent directors, as a group, at an upcoming executive session may send its concern in writing addressed to Independent Directors of Liberty Broadband Corporation, c/o Liberty Broadband Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112. The current independent directors of our company are Gregg L. Engles, Julie D. Frist, Richard R. Green, Sue Ann R. Hamilton, J. David Wargo and John E. Welsh III.
LIBERTY BROADBAND CORPORATION / 27

Director Compensation
Director Compensation

NONEMPLOYEE DIRECTORS
DIRECTOR FEES
Each of our directors who is not an employee of, or service provider to, our company is paid an annual fee of $187,650 (which we refer to as the director fee). In addition, our directors receive fees for service on our audit committee, compensation committee and nominating and corporate governance committee, with each member thereof receiving an additional annual fee of $15,000, $10,000 and $10,000, respectively, for his or her participation on each such committee, except that the chairperson of each such committee instead receives an additional annual fee of $25,000, $15,000 and $15,000, respectively, for his or her participation on that committee. The director fees and the fees for participation on committees are paid in cash quarterly in arrears.
MULTIYEAR CASH AWARD
In August 2024, each of our directors who was serving at such time and who was not an employee of, or service provider to, our company was granted a multiyear cash award (the director Cash Award) that vested 50% on each of December 11, 2024 and December 11, 2025, subject to continued service as a member of our Board of Directors.
EQUITY INCENTIVE PLAN
As discussed below, awards granted to our nonemployee directors under the Liberty Broadband Corporation 2024 Omnibus Incentive Plan, as amended (the 2024 incentive plan), and prior to its expiration, the Liberty Broadband 2019 Omnibus Incentive Plan, as amended (the 2019 incentive plan, and together with the 2024 incentive plan, the incentive plans), are administered by our Board of Directors or our compensation committee. Subject to the terms of the Merger Agreement (as defined below), our Board of Directors has full power and authority to grant eligible persons the awards described below and to determine the terms and conditions under which any awards are made. Our Board of Directors may grant non-qualified stock options, stock appreciation rights (SARs), restricted shares, restricted stock units (RSUs), cash awards, performance awards or any combination of the foregoing under the 2024 incentive plan. See “Executive Compensation—Executive Compensation Arrangements—Equity Incentive Plans” below for more information on the incentive plans. After entering into the Merger Agreement and pursuant to its terms, our directors have been compensated exclusively through the payment of the cash fees described above.
STOCK OWNERSHIP GUIDELINES
Our Board of Directors previously adopted stock ownership guidelines that required each nonemployee director (other than Mr. Malone) to own shares of our company’s stock equal to at least three times the value of the nonemployee director fee. Nonemployee directors had five years from the nonemployee director’s initial appointment to our Board to comply with these guidelines. In March 2025, because the 2025 director fees and any future director fees paid until the time our company merges with Charter are and will be paid in cash, our Board of Directors eliminated these stock holding guidelines.
28 / 2026 PROXY STATEMENT

Director Compensation
DIRECTOR COMPENSATION TABLE
The following table sets forth information concerning the compensation of our nonemployee directors for 2025.
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Gregg L. Engles	212,650	—	—	33,092(3)	245,742
Julie D. Frist	212,650	—	—	103,094(3)	315,744
Richard R. Green	212,650	—	—	2,905(3)	215,555
Sue Ann R. Hamilton	212,650	—	—	78,846(3)	291,496
J. David Wargo	217,650	—	—	127,506(3)	345,156
John E. Welsh III	252,393	—	—	80,771(3)	333,164

(1)
Compensation paid to John C. Malone, who served as a director of our company in 2025 and as our interim President and Chief Executive Officer from January 1, 2025 until July 14, 2025, is set forth in the “Summary Compensation Table” below. Mr. Chang was appointed to serve as a director on May 22, 2025. Mr. Chang did not receive compensation for his service as a director.

(2)
We did not grant equity awards to our directors in 2025. However, as of December 31, 2025, our then-serving directors (other than Mr. Malone, whose equity awards are listed in the “Outstanding Equity Awards at Fiscal Year-End” table below) held the below equity awards, which were granted in previous years. In connection with the GCI Liberty Spin-Off, the number of shares subject to and the exercise prices of such options were adjusted, subject to the antidilution provisions of the applicable incentive plan under which they were granted.

	Derek Chang	Gregg L. Engles	Julie D. Frist	Richard R. Green	Sue Ann R. Hamilton	J. David Wargo	John E. Welsh III
Options (#)
LBRDK	—	13,080	25,601	—	18,020	26,784	17,471

(3)
Reflects the value of the portion of the director Cash Awards that vested on December 11, 2025.

LIBERTY BROADBAND CORPORATION / 29

Proposal 2 – The Auditors Ratification Proposal
Proposal 2 – The Auditors Ratification Proposal

What am I being asked to vote on and how should I vote?
We are asking our stockholders to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2026.
Even if the selection of KPMG LLP is ratified, the audit committee of our Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our audit committee determines that such a change would be advisable. In the event our stockholders fail to ratify the selection of KPMG LLP, our audit committee will consider it as a direction to select other auditors for the year ending December 31, 2026.
A representative of KPMG LLP is expected to be available to answer appropriate questions at the annual meeting and will have the opportunity to make a statement if he or she so desires.
VOTE AND RECOMMENDATION
The affirmative vote of a majority of the combined voting power of the outstanding shares of our voting stock that are present in person or represented by proxy at the annual meeting and entitled to vote on the subject matter is required to approve the auditors ratification proposal.
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because KPMG LLP is an independent firm with few ancillary services and reasonable fees,and has significant industry and financial reporting expertise.

AUDIT FEES AND ALL OTHER FEES
The following table presents fees incurred for professional audit services rendered by KPMG LLP for the audit of our consolidated financial statements for 2025 and 2024 and fees billed for other services rendered by KPMG LLP.
	2025	2024
Audit fees	$1,427,000	4,759,000
Audit related fees	—	—
Audit and audit related fees	1,427,000	4,759,000
Tax fees(1)	187,000	533,000
Total fees	$1,614,000	5,292,000

(1)
Tax fees consist of tax compliance and consultations regarding the tax implications of certain transactions.

Our audit committee has considered whether the provision of services by KPMG LLP to our company other than auditing is compatible with KPMG LLP maintaining its independence and believes that the provision of such other services is compatible with KPMG LLP maintaining its independence.

30 / 2026 PROXY STATEMENT

Proposal 2 – The Auditors Ratification Proposal
POLICY ON PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITOR
Our audit committee has adopted a policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent auditor. Pursuant to this policy, our audit committee has approved the engagement of our independent auditor to provide the following services (all of which are collectively referred to as pre-approved services):
•
audit services as specified in the policy, including (i) financial audits of our company and our subsidiaries, (ii) services associated with registration statements, periodic reports and other documents filed or issued in connection with securities offerings (including comfort letters and consents), (iii) attestations of management reports on our internal controls and (iv) consultations with management as to accounting or disclosure treatment of transactions;

•
audit related services as specified in the policy, including (i) due diligence services, (ii) financial statement audits of employee benefit plans, (iii) consultations with management as to the accounting or disclosure treatment of transactions, (iv) attest services not required by statute or regulation, (v) certain audits incremental to the audit of our consolidated financial statements, (vi) closing balance sheet audits related to dispositions, and (vii) general assistance with implementation of the requirements of certain SEC rules or listing standards; and

•
tax services as specified in the policy, including federal, state, local and international tax planning, compliance and review services, and tax due diligence and advice regarding mergers and acquisitions.

Notwithstanding the foregoing general pre-approval, if, in the reasonable judgment of our Chief Accounting Officer and Principal Financial Officer, an individual project involving the provision of pre-approved services is likely to result in fees in excess of $50,000, or if individual projects under $50,000 are likely to total $250,000 during the period between the regularly scheduled meetings of the audit committee, then such projects will require the specific pre-approval of our audit committee. Our audit committee has delegated the authority for the foregoing approvals to the chairman of the audit committee, subject to his subsequent disclosure to the entire audit committee of the granting of any such approval. John E. Welsh III currently serves as the chairman of our audit committee. In addition, the independent auditor is required to provide a report at each regularly scheduled audit committee meeting on all pre-approved services incurred during the preceding quarter. Any engagement of our independent auditors for services other than the pre-approved services requires the specific approval of our audit committee.
Our pre-approval policy prohibits the engagement of our independent auditor to provide any services that are subject to the prohibition imposed by Section 201 of the Sarbanes-Oxley Act.
All services provided by our independent auditor during 2025 were approved in accordance with the terms of the policy in place.
LIBERTY BROADBAND CORPORATION / 31

Audit Committee Report
Audit Committee Report

Each member of the audit committee is an independent director as determined by our Board of Directors, based on the listing standards of Nasdaq. Each member of the audit committee also satisfies the SEC’s independence requirements for members of audit committees. Our Board of Directors has determined that Mr. Welsh is an “audit committee financial expert” under applicable SEC rules and regulations.
The audit committee reviews our financial reporting process on behalf of our Board of Directors. Management has primary responsibility for establishing and maintaining adequate internal controls, for preparing financial statements and for the public reporting process. Our independent auditor, KPMG LLP, is responsible for expressing opinions on the conformity of our audited consolidated financial statements with U.S. generally accepted accounting principles. Our independent auditor also expresses its opinion as to the effectiveness of our internal control over financial reporting.
Our audit committee has reviewed and discussed with management and KPMG LLP our most recent audited consolidated financial statements, as well as management’s assessment of the effectiveness of our internal control over financial reporting and KPMG LLP’s evaluation of the effectiveness of our internal control over financial reporting. Our audit committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the PCAOB) and the SEC, including that firm’s judgment about the quality of our accounting principles, as applied in its financial reporting.
KPMG LLP has provided our audit committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding KPMG LLP’s communications with the audit committee concerning independence, and the audit committee has discussed with KPMG LLP that firm’s independence from our company and its subsidiaries.
Based on the reviews, discussions and other considerations referred to above, our audit committee recommended to our Board of Directors that the audited financial statements be included in the 2025 Form 10-K.
Submitted by the Members of the Audit Committee
John E. Welsh III
Gregg L. Engles
J. David Wargo
32 / 2026 PROXY STATEMENT

Executive Officers
Executive Officers

The following lists the executive officers of our company, their ages and a description of their business experience, including positions held with our company and the predecessor(s) of other companies listed below. Our executive officers will serve in such capacities until their respective successors have been duly elected and have been qualified, or until their earlier death, resignation, disqualification or removal from office.
Martin E. Patterson	President and Chief Executive Officer Age: 39

Current Positions
•
President and Chief Executive Officer of our company since July 2025

•
Director of Charter since April 2025

•
Senior Vice President of Liberty Media, GCI Liberty and Liberty Live Holdings since January 2024, July 2025 and December 2025, respectively

Prior Positions/Experience
•
Director of comScore, Inc. from March 2021 – 2025

•
Senior Vice President of our company, Liberty TripAdvisor and Atlanta Braves Holdings from January 2024 – July 2025, April 2025 and August 2024, respectively and of QVC Group from January 2024 – March 2025

•
Various positions with Liberty Media and its predecessors since 2010

Brian J. Wendling	Principal Financial Officer and Chief Accounting Officer Age: 53

Current Positions
•
Principal Financial Officer and Chief Accounting Officer of our company since July 2019 and January 2020, respectively

•
Principal Financial Officer and Chief Accounting Officer of Liberty Live Holdings since January 2025

•
Principal Financial Officer and Chief Accounting Officer of GCI Liberty since December 2024

•
Principal Financial Officer and Chief Accounting Officer of Liberty Media since July 2019 and January 2020, respectively

•
Director of comScore, Inc. since March 2021

Prior Positions/Experience
•
Senior Vice President and Chief Financial Officer of Liberty TripAdvisor from January 2016 – April 2025

•
Principal Financial Officer and Chief Accounting Officer of QVC Group from July 2019 and January 2020, respectively – March 2025

•
Principal Financial Officer and Chief Accounting Officer of Atlanta Braves Holdings from December 2022 – August 2024

•
Principal Financial Officer and Chief Accounting Officer of LMAC from November 2020 – December 2022

•
Principal Financial Officer and Chief Accounting Officer of Old GCI Liberty from July 2019 and January 2020, respectively – December 2020

•
Senior Vice President and Controller of each of our company, Liberty Media and QVC Group from January 2016 – December 2019 and Old GCI Liberty from March 2018 – December 2019

•
Vice President and Controller of Liberty TripAdvisor from August 2014 – December 2015

•
Senior Vice President of Liberty Expedia from March 2016 – July 2019

•
Vice President and Controller of our company from October 2014 – December 2015, Liberty Media from November 2011 – December 2015, QVC Group from November 2011 – December 2015

•
Various positions with Liberty Media and QVC Group since 1999

LIBERTY BROADBAND CORPORATION / 33

Executive Officers
Renee L. Wilm	Chief Legal Officer and Chief Administrative Officer Age: 51

Current Positions
•
Chief Legal Officer and Chief Administrative Officer of our company since September 2019 and January 2021, respectively

•
Chief Legal Officer and Chief Administrative Officer of Liberty Live Holdings since January 2025

•
Chief Legal Officer and Chief Administrative Officer of GCI Liberty since December 2024

•
Chief Legal Officer and Chief Administrative Officer of Liberty Media since September 2019 and January 2021, respectively

Prior Positions/Experience
•
Chief Legal Officer and Chief Administrative Officer of Liberty TripAdvisor from September 2019 and January 2021, respectively – April 2025

•
Chief Legal Officer and Chief Administrative Officer of QVC Group from September 2019 and January 2021, respectively – March 2025

•
Chief Executive Officer of Las Vegas Grand Prix, Inc. from January 2022 – February 2025

•
Chief Legal Officer and Chief Administrative Officer of Atlanta Braves Holdings from December 2022 – August 2024

•
Chief Legal Officer and Chief Administrative Officer of LMAC from November 2020 and January 2021, respectively – December 2022

•
Director of LMAC from January 2021 – December 2022

•
Chief Legal Officer of Old GCI Liberty from September 2019 – December 2020

•
Prior to September 2019, Senior Partner with the law firm Baker Botts L.L.P., where she represented our company, Liberty Media, QVC Group, Liberty TripAdvisor and Old GCI Liberty and their predecessors for over twenty years, specializing in mergers and acquisitions, complex capital structures and shareholder arrangements, as well as securities offerings and matters of corporate governance and securities law compliance; while at Baker Botts L.L.P., was a member of the Executive Committee, the East Coast Corporate Department Chair and Partner-in-Charge of the New York office

34 / 2026 PROXY STATEMENT

Executive Compensation
Executive Compensation

This section sets forth information relating to, and an analysis and discussion of, compensation paid by our company to the following persons (who we collectively refer to as our named executive officers):
JOHN C. MALONE
Chairman of the Board; Interim President and Chief Executive Officer
MARTIN E. PATTERSON
President and Chief Executive Officer
BRIAN J. WENDLING
Principal Financial Officer and Chief Accounting Officer
RENEE L. WILM
Chief Legal Officer and Chief Administrative Officer

Effective January 1, 2025 until July 14, 2025, Mr. Malone assumed the role of our interim President and Chief Executive Officer, and, effective July 14, 2025, Martin E. Patterson was appointed to the role of President and Chief Executive Officer.
COMPENSATION DISCUSSION AND ANALYSIS
SERVICES AGREEMENT
In connection with the Broadband Spin-Off, we entered into a services agreement with Liberty Media in November 2014, pursuant to which Liberty Media provides to our company certain administrative and management services, and we pay Liberty Media a monthly management fee, the amount of which is subject to a quarterly review by our audit committee (and at least an annual review by our compensation committee). As a result, Liberty Media employees, including our named executive officers, are typically not separately compensated by our company. For the year ended December 31, 2025, we accrued management fees payable to Liberty Media under the services agreement of $8.5 million.
ROLE OF CHIEF EXECUTIVE OFFICER IN COMPENSATION DECISIONS; SETTING EXECUTIVE COMPENSATION
As a result of the management fee paid to Liberty Media, our compensation committee typically did not provide compensation to the executive officers other than the grant of the CEO RSUs (as defined below) granted to Mr. Patterson in connection with his appointment as our President and Chief Executive Officer, and typically does not expect to provide other compensation to the named executive officers.
EQUITY AND INCENTIVE COMPENSATION
The 2024 incentive plan and prior to its expiration, the 2019 incentive plan, provide for the grant of a variety of incentive awards, including stock options, restricted shares, RSUs, SARs, cash awards and performance awards. Except for the CEO RSUs granted to Mr. Patterson in connection with his appointment as our President and Chief Executive Officer, as a result of our entry into the Merger Agreement in November 2024, we have not, and do not expect to grant new equity awards to our named executive officers.
CEO RSUs
In connection with Mr. Patterson’s appointment as our President and Chief Executive Officer, the compensation committee approved the grant of 16,722 RSUs with respect to LBRDK (the CEO RSUs) that will vest ten business days before the effective date of the merger between our company and Charter (or such other date on or around that time as may be determined by the Board of Directors or an authorized committee thereof). See the “Outstanding Equity Awards at Fiscal Year-End” table below for more information about the CEO RSUs.
Multiyear Awards
Prior Multiyear Cash Awards. In August 2024, each of Messrs. Patterson and Wendling and Ms. Wilm was granted a multiyear cash award (the 2024 Cash Awards) that vested 50% on each of December 11, 2024 and December 11, 2025.
LIBERTY BROADBAND CORPORATION / 35

Executive Compensation
Prior Year Multiyear Equity Awards. Our compensation committee had a history of making larger equity award grants (equaling approximately three to four years’ value of the named executive officer’s annual grants) that vest over such years, rather than making annual grants over the same period. These multiyear grants provide for delayed vesting and, when granted as stock options, expire seven years after grant to encourage executives to remain with our company over the long-term and to better align their interests with those of the stockholders.
In December 2023, Messrs. Patterson and Wendling and Ms. Wilm each received a multiyear stock option award (the 2023 Multiyear Options) and a multiyear RSU award (the 2023 Multiyear RSUs), which collectively equaled the value of the annual grants that were expected to be granted to each of Messrs. Patterson and Wendling and Ms. Wilm for the period from January 1, 2024 through December 31, 2026. In order to supplement the intended value of the 2023 Multiyear Options and 2023 Multiyear RSUs, Messrs. Patterson and Wendling and Ms. Wilm each also received a supplemental award (the 2023 Supplemental Options). Approximately one-third of the 2023 Multiyear Options vested on each of December 11, 2024 and December 11, 2025 and the remaining one-third vests on December 11, 2026, and 50% of the 2023 Supplemental Options vested on December 13, 2024, 25% vested on December 13, 2025 and the remaining 25% vests on December 13, 2026. The 2023 Multiyear Options and 2023 Supplemental Options expire on the seventh anniversary of their respective grant date. Approximately one-third of the 2023 Multiyear RSUs vested on each of December 9, 2024 and December 9, 2025 and the remaining one-third vests on December 9, 2026.
In connection with the GCI Liberty Spin-Off, the number of shares subject to and the exercise prices of the 2023 Multiyear Options and 2023 Supplemental Options, and the number of shares subject to the 2023 Multiyear RSUs were, in each case, adjusted subject to the antidilution provisions of the applicable incentive plan.
PERQUISITES AND OTHER PERSONAL BENEFITS
The perquisites and other personal benefits available to our executives (that are not otherwise available to all of our salaried employees) consist of limited personal use of Liberty Media’s corporate aircraft (pursuant to aircraft time sharing agreements between our company and Liberty Media). In addition, on occasion, and with the appropriate approvals, executives may have family members and other guests accompany them on Liberty Media’s corporate aircraft when traveling on business.
For disclosure purposes, Liberty Media determines the aggregate incremental cost to Liberty Media of the executives’ personal flights by using a method that takes into account all operating costs related to such flights, including:
•
landing and parking expenses;

•
crew travel expenses;

•
supplies and catering;

•
aircraft fuel and oil expenses per hour of flight;

•
aircraft maintenance and upkeep;

•
any customs, foreign permit and similar fees; and

•
passenger ground transportation.

Because Liberty Media’s aircraft is used primarily for business travel, this methodology excludes fixed costs that do not change based on usage, such as salaries of pilots and crew, and purchase or lease costs of aircraft.
For purposes of determining an executive’s taxable income, personal use of Liberty Media’s aircraft is valued using a method based on Standard Industry Fare Level (SIFL) rates, as published by the Treasury Department. The amount determined using the SIFL rates is typically lower than the amount determined using the incremental cost method. Under the American Jobs Creation Act of 2004, the amount that may be deducted for U.S. federal income tax purposes for a purely personal flight is limited to the amount included in the taxable income of the executives who took the flight. Also, the deductibility of any non-business use will be limited by Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code) to the extent that the named executive officer’s compensation that is subject to that limitation exceeds $1 million. See “—Deductibility of Executive Compensation” below.
36 / 2026 PROXY STATEMENT

Executive Compensation
DEDUCTIBILITY OF EXECUTIVE COMPENSATION
In developing the 2025 compensation packages for the named executive officers, the deductibility of executive compensation under Section 162(m) of the Code was considered. That provision prohibits the deduction of compensation of more than $1 million paid to a “covered employee”, where a covered employee is any individual who serves as the Chief Executive Officer, Chief Financial Officer or qualifies as one of the other three most highly compensated executive officers in any year and, beginning in 2027 and any later year, any individual, other than those previously listed, who qualifies as one of the five most highly compensated employees, subject to certain exceptions. Following the enactment of the Tax Cuts and Jobs Act of 2017, beginning with the 2018 calendar year, an individual who is a covered employee will remain a covered employee (even if not serving in one of the enumerated positions in a subsequent calendar year) and there is no longer any exception for qualified performance-based compensation. Therefore, portions of the compensation we pay to the named executive officers may not be deductible due to the application of Section 162(m) of the Code. Our compensation committee believes that the lost deduction on compensation payable in excess of the $1 million limitation for the named executive officers is not material relative to the benefit of being able to attract and retain talented management.
RECOUPMENT PROVISIONS
In August 2023, the Board of Directors approved a policy for the recovery of erroneously awarded compensation, or “clawback” policy, applicable to executive officers. The policy implements the incentive-based compensation recovery provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 as required under the Nasdaq listing standards, and requires recovery of incentive-based compensation received by current or former executive officers during the three fiscal years preceding the date it is determined that our company is required to prepare an accounting restatement, including to correct an error that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The amount required to be recovered is the excess of the amount of incentive-based compensation received over the amount that otherwise would have been received had it been determined based on the restated financial measure. In addition, our company has maintained its recoupment provisions whereby our company may require an executive to repay or return to our company any cash, stock or other incentive compensation (including proceeds from the disposition of shares received upon exercise of options or SARs). That right will arise if (1) a material restatement of any of our financial statements is required and (2) in the reasonable judgment of our compensation committee, (A) such restatement is due to material noncompliance with any financial reporting requirement under applicable securities laws and (B) such noncompliance is a result of misconduct on the part of the executive. In determining the amount of such repayment or return, our compensation committee may take into account, among other factors it deems relevant, the extent to which the market value of the applicable series of our common stock was affected by the errors giving rise to the restatement. Under these recoupment provisions, the cash, stock or other compensation that we may require the executive to repay or return must have been received by the executive during the 12-month period beginning on the date of the first public issuance or the filing with the SEC, whichever occurs earlier, of the financial statement requiring restatement, and the compensation required to be repaid or returned will include (1) cash or company stock received by the executive (A) upon the exercise during that 12-month period of any stock appreciation right held by the executive or (B) upon the payment during that 12-month period of any incentive compensation, the value of which is determined by reference to the value of company stock, and (2) any proceeds received by the executive from the disposition during that 12-month period of company stock received by the executive upon the exercise, vesting or payment during that 12-month period of any award of equity-based incentive compensation. Additionally, beginning in December 2020, we began including in new forms of equity-based award agreements a right, in favor of our company, to require the executive to repay or return to our company, upon a reasonable determination by our compensation committee that the executive breached the confidentiality obligations included in the agreement, all or any portion of the outstanding award, any shares received under awards during the 12-month period prior to any such breach or any time after such breach and any proceeds from the disposition of shares received under awards during the 12-month period prior to any such breach or any time after such breach.
STOCK OWNERSHIP GUIDELINES AND HEDGING POLICIES
Our Board of Directors previously adopted stock ownership guidelines that generally required our executive officers to own shares of our company’s stock equal to at least three times the value of the annual performance RSUs granted by our company to such executive officer, with the required ownership level automatically adjusted following these annual grants. Our executive officers generally had five years from the date of their appointment to an executive officer role to
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Executive Compensation
comply with these guidelines. In anticipation of the Combination and the anticipated compensation scheme until such time, our Board of Directors eliminated these stock ownership guidelines in March 2025. For information regarding our policies with respect to the ability of our officers and directors to hedge or offset any decrease in the market value of our equity securities, see “Security Ownership of Certain Beneficial Owners and Management—Hedging Disclosure.”
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The compensation committee members whose names appear on the Compensation Committee Report below comprised our compensation committee during 2025. No member of our compensation committee during 2025 is or has been an officer or employee of our company, or has engaged in any related party transaction during 2025 in which our company was a participant.
COMPENSATION COMMITTEE REPORT
Our compensation committee has reviewed and discussed with our management the “Compensation Discussion and Analysis” included under “Executive Compensation” above. Based on such review and discussions, our compensation committee recommended to our Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement.
Submitted by the Members of the Compensation Committee
Julie D. Frist
J. David Wargo
Richard R. Green
Sue Ann R. Hamilton
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SUMMARY COMPENSATION TABLE
Name and Principal Position (as of 12/31/25)	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)	Total ($)
John C. Malone Interim President and Chief Executive Officer; Chairman of the Board(6)	2025	—	—	—	—	—	—	—
Martin E. Patterson President and Chief Executive Officer	2025	—	166,145	1,028,236	—	—	25	1,194,406
Brian J. Wendling Principal Financial Officer and Chief Accounting Officer	2025	—	625,939	—	—	—	8	625,947
	2024	—	625,939	205,861	—	309,293	—	1,141,093
	2023	—	—	467,488	1,224,774	232,805	—	1,925,067
Renee L. Wilm Chief Legal Officer and Chief Administrative Officer	2025	—	1,178,287	—	—	—	20	1,178,307
	2024	—	1,178,287	401,605	—	510,600	—	2,090,492
	2023	—	—	889,692	2,257,676	471,650	—	3,619,018

(1)
Each of our named executive officers’ base salaries are paid by Liberty Media, even though, for Messrs. Patterson and Wendling and Ms. Wilm, a portion of such base salary may ultimately be borne by our company. Although Messrs. Patterson’s and Wendling’s and Ms. Wilm’s base salaries and time spent for our company are considered when determining the management fee, no portion of Messrs. Patterson’s and Wendling’s and Ms. Wilm’s entire base salary is reflected in the table above given that there is not a specific portion thereof allocated to our company.

(2)
Reflects the portion of the 2024 Cash Awards that vested on December 11, 2024 and December 11, 2025, as applicable.

(3)
Reflects, as applicable, the grant date fair value of the CEO RSUs, the performance-based RSUs granted to Mr. Wendling and Ms. Wilm in 2024 and 2023 and the 2023 Multiyear RSUs. The grant date fair value of these awards has been computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Conditions (ASC) Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 10 to our consolidated financial statements for the year ended December 31, 2025 (which are included in our 2025 Form 10-K).

(4)
The grant date fair values of Mr. Wendling’s and Ms. Wilm’s 2023 Multiyear Options and 2023 Supplemental Options have been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 10 to our consolidated financial statements for the year ended December 31, 2025 (which are included in our 2025 Form 10-K).

(5)
For 2024 and 2023, represents the annual performance-based bonus we paid to our named executive officers. In 2025, Liberty Media paid Messrs. Patterson and Wendling and Ms. Wilm an annual performance-based bonus, even though a portion of such performance-based bonus may ultimately be borne by our company. Although Messrs. Patterson’s and Wendling’s and Ms. Wilm’s performance-based bonuses and time spent for our company are considered when determining the management fee, no portion of Messrs. Patterson’s and Wendling’s and Ms. Wilm’s annual performance-based bonus is reflected in the table above given that there is not a specific portion thereof allocated to our company.

(6)
Mr. Malone served as our interim President and Chief Executive Officer from January 1, 2025 until July 14, 2025 and served as the Chairman of our Board of Directors for the entire 2025 fiscal year.

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EXECUTIVE COMPENSATION ARRANGEMENTS
EQUITY INCENTIVE PLANS
The 2024 incentive plan is designed, and prior to their expiration, the 2019 incentive plan and the Liberty Broadband Corporation 2014 Omnibus Incentive Plan (amended and restated March 11, 2015) as amended (the 2014 incentive plan) were designed, to provide additional remuneration to eligible officers and employees of our company, our nonemployee directors and independent contractors and employees of Liberty Media or QVC Group providing services to us and to encourage their investment in our capital stock, thereby increasing their proprietary interest in our business. Subject to the terms of the Merger Agreement, non-qualified stock options, SARs, restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing may be granted under the 2024 incentive plan (collectively, as used in this description of the 2024 incentive plan, awards). The number of shares of our common stock that remain available for issuance under the 2024 incentive plan is 8,602,685 shares, plus any forfeited shares from the 2019 incentive plan. Available shares are subject to anti-dilution and other adjustment provisions of the 2024 incentive plan. No nonemployee director may be granted during any calendar year awards having a value (as determined on the grant date of such award) in excess of $1 million. Shares of our common stock issuable pursuant to awards will be made available from either authorized but unissued shares or shares that have been issued but reacquired by our company, including shares purchased on the open market. The 2024 incentive plan is administered by the compensation committee with regard to all awards granted under the 2024 incentive plan (other than awards granted to the nonemployee directors which may be administered by our full Board of Directors or the compensation committee), and the compensation committee has full power and authority to determine the terms and conditions of such awards. The 2024 incentive plan has a five-year term.
In December 2020, our company completed the combination with Old GCI Liberty. Prior to the combination, Old GCI Liberty had granted to our named executive officers under the GCI Liberty, Inc. 2018 Omnibus Incentive Plan (the GCI Liberty 2018 incentive plan) equity-based awards, including multi-year stock option awards and annual equity-based awards. All of the equity-based awards with respect to Old GCI Liberty’s common stock, including those held by our named executive officers, were assumed by our company and converted into Liberty Broadband awards when the combination was complete. Subject to certain changes to reflect the combination, these plans will continue to govern the terms and conditions of the assumed and converted awards, but will not be used to make any additional grants following the combination.
PAY RATIO INFORMATION
We are providing the following information about the relationship of the median annual total compensation of our employees and the total compensation of Mr. Patterson, our Chief Executive Officer on December 31, 2025, pursuant to the SEC’s pay ratio disclosure rules set forth in Item 402(u) of Regulation S-K. We believe our pay ratio is a reasonable estimate calculated in a manner consistent with the SEC’s pay ratio disclosure rules. However, because these rules provide flexibility in determining the methodology, assumptions and estimates used to determine pay ratios and the fact that workforce composition issues differ significantly between companies, our pay ratio may not be comparable to the pay ratios reported by other companies.
To identify our median employee, we first determined our employee population as of December 31, 2025, which consisted of employees located in the U.S. representing all full-time, part-time, seasonal and temporary employees employed by our company on that date. Using information from our payroll records and Form W-2s, we then measured each employee’s gross wages for calendar year 2025, consisting of base salary, commissions, actual bonus payments, long-term incentive cash payments, if any, realized equity award value and taxable fringe benefits. We did not annualize the compensation of employees who were new hires or took a leave of absence in 2025. Also, we did not annualize the compensation of our temporary or seasonal employees. In addition, we did not make any cost-of-living adjustments to the gross wages information.
We determined the median employee’s total compensation for calendar year 2025, which, because of the restrictions imposed under the Merger Agreement, was comprised only of the portion of the cash awards granted in 2024 that vested in 2025, which, for the median employee was $33. The ratio of our Chief Executive Officer’s total annual compensation to that of the median employee was 36,194:1.
In connection with his appointment as our President and Chief Executive Officer, Mr. Patterson received the CEO RSUs. Given that, other than this grant, our ability to grant equity awards and incentive-based compensation was limited by the
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restrictions imposed under the Merger Agreement, and that, outside of this award, the only compensation received by any of our employees was the portion of the cash awards granted in 2024 that vested in 2025, if the grant date fair value of the CEO RSUs was excluded from the ratio, the ratio of our Chief Executive Officer’s total annual compensation to that of the median employee would have been 5,035:1.
GRANTS OF PLAN-BASED AWARDS
The following table contains information regarding plan-based incentive awards granted during the year ended December 31, 2025 to the named executive officers.
		Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)
Martin E. Patterson
LBRDK	08/21/2025	—	—	—	16,722(1)	—	—	1,028,236
Brian J. Wendling	—	—	—	—	—	—	—	—
Renee L. Wilm	—	—	—	—	—	—	—	—

(1)
Reflects the CEO RSUs, which vest ten business days before the effective date of the merger between our company and Charter (or such other date on or around that time as may be determined by the Board of Directors or an authorized committee thereof).

OPTION GRANT PRACTICES
We did not grant options in 2025. Historically, we have not granted options in anticipation of the release of material nonpublic information, and have not timed the release of material nonpublic information based on option grant dates or for the purpose of affecting the value of executive compensation. In addition, we did not take material nonpublic information into account when determining the timing and terms of such options. Although we do not have a formal policy with respect to the timing of our option grants, our compensation committee has historically granted such options on a predetermined annual schedule.
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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table contains information regarding unexercised options and unvested RSUs which were outstanding as of December 31, 2025 and held by the named executive officers (with the exception of John C. Malone, who had no outstanding equity awards as of December 31, 2025).
	Option awards					Stock awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Martin E. Patterson
Option Awards
LBRDK	4,688	—	—	110.24	12/10/2027	—	—	—	—
LBRDK	3,804	—	—	108.82	12/10/2027	—	—	—	—
LBRDK	2,285	1,143(1)	—	71.17	12/11/2030	—	—	—	—
LBRDK	6,119	2,040(2)	—	72.31	12/13/2030	—	—	—	—
RSU Awards
LBRDK	—	—	—	—	—	414(3)	20,120	—	—
LBRDK	—	—	—	—	—	16,722(4)	812,689	—	—
Brian J. Wendling
Option Awards
LBRDK	10,746	—	—	153.39	12/07/2027	—	—	—	—
LBRDK	16,732	—	—	153.58	12/07/2027	—	—	—	—
LBRDK	8,065	4,033(1)	—	71.17	12/11/2030	—	—	—	—
LBRDK	26,537	8,846(2)	—	72.31	12/13/2030	—	—	—	—
RSU Award
LBRDK	—	—	—	—	—	1,461(3)	71,005	—	—
Renee L. Wilm
Option Awards
LBRDK	26,989	—	—	110.25	11/04/2026	—	—	—	—
LBRDK	19,445	—	—	118.15	11/14/2026	—	—	—	—
LBRDK	5,227	—	—	153.39	12/07/2027	—	—	—	—
LBRDK	8,138	—	—	153.58	12/07/2027	—	—	—	—
LBRDK	15,737	7,869(1)	—	71.17	12/11/2030	—	—	—	—
LBRDK	47,938	15,979(2)	—	72.31	12/13/2030	—	—	—	—
RSU Award
LBRDK	—	—	—	—	—	2,850(3)	138,510	—	—

(1)
Reflects the 2023 Multiyear Options, which vest on December 11, 2026.

(2)
Reflects the 2023 Supplemental Options, which vest on December 13, 2026.

(3)
Reflects the 2023 Multiyear RSUs, which vest on December 9, 2026.

(4)
Reflects the CEO RSUs, which vest ten business days before the effective date of the merger between our company and Charter (or such other date on or around that time as may be determined by the Board of Directors or an authorized committee thereof).

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OPTION EXERCISES AND STOCK VESTED
The following table sets forth information concerning the exercise of vested options and the vesting of RSUs held by our named executive officers (with the exception of Mr. Malone, who had no exercises of vested options or vesting of RSUs), in each case, during 2025.
	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)(1)	Value realized on vesting ($)
Martin E. Patterson
LBRDK	—	—	1,665	121,426
Brian J. Wendling
LBRDK	—	—	5,124	367,332
Renee L. Wilm
LBRDK	—	—	9,996	716,603

(1)
Includes shares withheld in payment of withholding taxes at election of holder.

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Executive Compensation
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following table sets forth the potential payments to our named executive officers (other than Mr. Malone who is a named executive officer because of his service as our interim President and Chief Executive Officer until July 14, 2025 and who did not receive any payments in connection with his stepping down from such role upon Mr. Patterson’s appointment as our President and Chief Executive Officer) if their employment had terminated or a change in control had occurred, in each case, as of December 31, 2025, which was the last day of our last completed fiscal year. In the event of such a termination or change in control, the actual amounts may be different due to various factors. In addition, we may enter into new arrangements or modify these arrangements from time to time.
The amounts provided in the table are based on the closing market price on December 31, 2025 for LBRDK, which was $48.60. All outstanding option awards held by the named executive officers, whether vested or unvested, had an exercise price that was more than the closing market price of LBRDK on December 31, 2025, and therefore have been excluded from the table below. The value of the RSUs shown in the table is based on the applicable closing market price and the number of unvested RSUs that would have vested in the applicable termination scenario according to the terms of the applicable award.
Each of our named executive officers has received awards and payments under our incentive plans.
VOLUNTARY TERMINATION
Each of the named executive officers holds equity awards that were issued under our existing incentive plans. Under these plans and the related award agreements, in the event of a voluntary termination of his or her employment with our company for any reason, each named executive officer would typically only have a right to the equity grants that vested prior to his or her termination date.
TERMINATION FOR CAUSE
All outstanding equity grants constituting options, whether unvested or vested but not yet exercised and all equity grants constituting unvested RSUs under the existing incentive plans would be forfeited by any named executive officer who is terminated for “cause”. Unless there is a different definition in the applicable award agreement, each of the 2024 incentive plan, the 2019 incentive plan, and the GCI Liberty 2018 incentive plan define “cause” as insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform duties and responsibilities for any reason other than illness or incapacity; provided that, if such termination is within 12 months after a change in control (as described below), “cause” means a felony conviction for fraud, misappropriation or embezzlement.
TERMINATION WITHOUT CAUSE
As of December 31, 2025, Messrs. Patterson’s and Wendling’s and Ms. Wilm’s unvested equity awards were, for Mr. Patterson, the CEO RSUs and, for all such named executive officers, the final vesting tranche of their 2023 Multiyear RSUs, 2023 Multiyear Options and 2023 Supplemental Options. The 2023 Multiyear RSUs, 2023 Multiyear Options and 2023 Supplemental Options would become vested upon a termination of employment without cause, and Mr. Patterson’s CEO RSUs would be forfeited. None of Messrs. Patterson or Wendling nor Ms. Wilm is entitled to any severance pay or other benefits upon a termination without cause.
DEATH
In the event of death of any of the named executive officers, the incentive plans and applicable award agreements would have provided for vesting of any outstanding options and the lapse of restrictions on any RSU awards. None of the named executive officers would have been entitled to any severance pay or other benefits from our company if he or she had died while employed by our company, assuming a termination date as of December 31, 2025.
DISABILITY
If the employment of any of the named executive officers had been terminated due to disability, which is defined in the incentive plans or applicable award agreements, such plans or agreements would have provided for vesting of any
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outstanding options and the lapse of restrictions on any RSUs. None of the named executive officers would have been entitled to any severance pay or other benefits from our company upon a termination due to disability, assuming a termination date as of December 31, 2025.
CHANGE IN CONTROL
In case of a change in control, the incentive plans provide for vesting of any outstanding options and the lapse of restrictions on any RSU award held by the named executive officers. A change in control is generally defined as:
•
The acquisition by a non-exempt person (as defined in the incentive plans) of beneficial ownership of at least 20% of the combined voting power of the then outstanding shares of our company ordinarily having the right to vote in the election of directors, other than pursuant to a transaction approved by our Board of Directors.

•
The individuals constituting our Board of Directors over any two consecutive years cease to constitute at least a majority of the Board, subject to certain exceptions that permit the Board to approve new members by approval of at least two-thirds of the remaining directors.

•
Any merger, consolidation or binding share exchange that causes the persons who were common stockholders of our company immediately prior thereto to lose their proportionate interest in the common stock or voting power of the successor or to have less than a majority of the combined voting power of the then outstanding shares ordinarily having the right to vote in the election of directors, the sale of substantially all of the assets of our company or the dissolution of our company.

In the case of a change in control described in the last bullet point, our compensation committee may determine not to accelerate the existing equity and cash awards of the named executive officers if equivalent awards will be substituted for the existing awards. For purposes of the tabular presentation below, we have assumed that our named executive officers’ existing unvested equity awards would vest in the case of a change in control described in the last bullet.
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BENEFITS PAYABLE UPON TERMINATION OR CHANGE IN CONTROL
Name	Voluntary Termination ($)	Termination for Cause ($)	Termination Without Cause ($)	Death ($)	Disability ($)	After a Change in Control ($)
Martin E. Patterson
Options	—(1)	—(2)	—(3)	—(4)	—(4)	—(5)
RSUs	—(1)	—(2)	20,120(3)	832,810(4)	832,810(4)	832,810(5)
Total	—	—	20,120	832,810	832,810	832,810
Brian J. Wendling
Options	—(1)	—(2)	—(3)	—(4)	—(4)	—(5)
RSUs	—(1)	—(2)	71,005(3)	71,005(4)	71,005(4)	71,005(5)
Total	—	—	71,005	71,005	71,005	71,005
Renee L. Wilm
Options	—(1)	—(2)	—(3)	—(4)	—(4)	—(5)
RSUs	—(1)	—(2)	138,510(3)	138,510(4)	138,510(4)	138,510(5)
Total	—	—	138,510	138,510	138,510	138,510

(1)
Mr. Patterson would have forfeited the CEO RSUs and each of Messrs. Patterson and Wendling and Ms. Wilm would have forfeited the final vesting tranche of each of his or her 2023 Multiyear RSUs, 2023 Multiyear Options and 2023 Supplemental Options, in each case, if his or her employment had been terminated by him or her as of December 31, 2025. Messrs. Patterson’s and Wendling’s and Ms. Wilm’s vested options would remain outstanding and exercisable in accordance with their terms in the event each of Messrs. Patterson and Wendling and Ms. Wilm terminated his or her employment as of December 31, 2025. Because the exercise prices of Messrs. Patterson’s and Wendling’s and Ms. Wilm’s vested options are more than the closing market price of LBRDK shares on December 31, 2025, no value has been included for these awards in the table.

(2)
If each of Messrs. Patterson and Wendling and Ms. Wilm was terminated by our company for “cause” as of December 31, 2025, all of his or her outstanding option and RSU grants would have been forfeited.

(3)
Based on the number of unvested 2023 Multiyear RSUs held by Messrs. Patterson and Wendling and Ms. Wilm as of December 31, 2025 that would have vested if he or she were terminated without cause as of December 31, 2025. Mr. Patterson would have forfeited the CEO RSUs if his employment had terminated without cause as of December 31, 2025. The final vesting tranche of each of Messrs. Patterson’s and Wendling’s and Ms. Wilm’s 2023 Multiyear Options and 2023 Supplemental Options would have vested if he or she were terminated without cause as of December 31, 2025; however, because the exercise prices of the 2023 Multiyear Options and 2023 Supplemental Options are more than the closing market price of LBRDK shares on December 31, 2025, no value has been included for these awards in the table. Additionally, because the exercise prices of Messrs. Patterson’s and Wendling’s and Ms. Wilm’s vested options are more than the closing market price of LBRDK shares on December 31, 2025, no value has been included for these awards in the table.

(4)
Based on the number of unvested 2023 Multiyear RSUs held by Messrs. Patterson and Wendling and Ms. Wilm as of December 31, 2025, and, for Mr. Patterson, the CEO RSUs, each of which would have vested if his or her employment had been terminated due to death or disability as of December 31, 2025. The final vesting tranche of each of Messrs. Patterson’s and Wendling’s and Ms. Wilm’s 2023 Multiyear Options and 2023 Supplemental Options would have vested, in each case, if his or her employment had been terminated due to death or disability as of December 31, 2025; however, because the exercise prices of the 2023 Multiyear Options and 2023 Supplemental Options are more than the closing market price of LBRDK shares on December 31, 2025, no value has been included for these awards in the table. Additionally, because the exercise prices of Messrs. Patterson’s and Wendling’s and Ms. Wilm’s vested options are more than the closing market price of LBRDK shares on December 31, 2025, no value has been included for these awards in the table.

(5)
Upon a change in control, we have assumed for purposes of the tabular presentation above that the CEO RSUs and the final tranche of each of the 2023 Multiyear Options, 2023 Multiyear RSUs and 2023 Supplemental Options would have vested; however, because the exercise prices of the 2023 Multiyear Options and 2023 Supplemental Options are more than the closing market price of LBRDK shares on December 31, 2025, no value has been included for these awards in the table. Additionally, because the exercise prices of Messrs. Patterson’s and Wendling’s and Ms. Wilm’s vested options are more than the closing market price of LBRDK shares on December 31, 2025, no value has been included for these awards in the table.

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Executive Compensation
PAY VERSUS PERFORMANCE
This section provides information about the relationship between compensation actually paid to our Principal Executive Officer and other named executive officers and certain financial performance measures of our company. For purposes of this section, the amount of compensation actually paid to our Principal Executive Officer and other named executive officers is determined using the valuation methods prescribed by the SEC in Item 402(v) of Regulation S-K. Although the rules describe such amount as compensation actually paid, these amounts are not reflective of the taxable compensation actually paid to our named executive officers in a covered year. As described in more detail below, to determine the amount of compensation actually paid in a covered year, Item 402(v) of Regulation S-K requires that in each covered year we (1) deduct the grant date value of equity awards reported in the Stock Awards or Option Awards columns in the Summary Compensation Table from the Total column in the Summary Compensation Table; (2) add, for awards granted in the covered year, the fair value of the equity awards (i) as of the end of a covered year or (ii) as of the vesting date, as applicable; and (3) add or subtract, for awards granted in, and outstanding at the end of, a prior year (i) the change in the fair value from the end of the prior year to the end of the current year or (ii) from the end of the prior year to the date the awards vest in the covered year, as applicable.
Year	Current PEO(1)		Former PEO(1)		Non-PEO NEOs(1)		Value of initial fixed $100 investment based on:			(millions)
	Summary Compensation Table Total for Current PEO ($)(2)	Compensation Actually Paid to Current PEO ($)(3)	Summary Compensation Table Total for Former PEO ($)(2)	Compensation Actually Paid to Former PEO ($)(3)	Average Summary Compensation Table Total for non-PEO NEOs ($)(2)	Average Compensation Actually Paid to non-PEO NEOs ($)(3)	Total Shareholder Return (“TSR”) ($)(4)		Peer Group TSR ($)(5)	Net Income ($)(6)	Adjusted OIBDA ($)(7)
2025	1,194,406	863,467	—	—	902,127	246,343	LBRDA	32.70	213.25	(2,676)	N/A
							LBRDK	32.78
2024	—	—	8,648,553	11,027,407	1,615,793	1,579,059	LBRDA	47.19	159.67	869	7,554
							LBRDK	47.21
2023	—	—	10,301,633	9,563,710	2,083,750	2,192,434	LBRDA	51.17	113.86	688	7,134
							LBRDK	50.89
2022	—	—	14,480,848	(14,142,513)	826,137	(395,501)	LBRDA	48.13	73.08	1,257	7,045
							LBRDK	48.16
2021	—	—	18,018,126	19,576,914	1,021,262	1,060,999	LBRDA	102.11	121.57	732	6,687
							LBRDK	101.72

(1)
Gregory Maffei was our Principal Executive Officer (PEO) from 2021 through 2024 and is listed in the “Former PEO” column for such years. In 2025, Mr. Malone served as our interim PEO until Mr. Patterson was appointed as our PEO effective July 14, 2025. For 2025, Mr. Malone and Mr. Patterson are listed in the “Former PEO” and “Current PEO” columns, respectively. Our named executive officers other than our PEO (non-PEO NEOs) for (a) each of the fiscal years 2021, 2022 and 2023 were Messrs. Wendling and Albert Rosenthaler (our company’s former Chief Corporate Development Officer) and Ms. Wilm and (b) 2024 and 2025 were Mr. Wendling and Ms. Wilm.

(2)
Reflects, for Messrs. Patterson, Malone and Maffei, the total compensation reported in the Summary Compensation Table and for the non-PEO NEOs, the average total compensation reported in the Summary Compensation Table in each of the fiscal years indicated.

LIBERTY BROADBAND CORPORATION / 47

Executive Compensation
(3)
Represents the compensation actually paid to Messrs. Patterson, Malone and Maffei and the non-PEO NEOs in each of the fiscal years indicated as computed in accordance with Item 402(v) of Regulation S-K and related SEC guidance, as set forth below:

Compensation actually paid to PEO and Non-PEO NEOs
	As Reported in Summary Compensation Table(a)			Equity Award Adjustments(b)
Year	Total	Stock Awards	Option Awards	Fair Value at Year End of Awards Granted During Year that Remain Outstanding and Unvested at Year End(c)	Year-over- Year Change in Fair Value of Awards Granted in Prior Year that Remain Outstanding and Unvested at Year End(d)	Fair Value at Vesting Date of Awards Granted and Vested in Same Year(e)	Change in Fair Value from Prior Year End to Vesting Date of Awards Granted in Prior Year and Vested in Covered Year(f)	Total Compensation Actually Paid
PEO
2025	1,194,406	(1,028,236)	—	812,689	(57,540)	—	(57,852)	863,467
Former PEO
2025	—	—	—	—	—	—	—	—
2024	8,648,553	—	(3,694,616)	—	—	6,459,107	(385,637)	11,027,407
2023	10,301,633	—	(3,594,317)	—	(305,684)	3,473,110	(311,031)	9,563,710
2022	14,480,848	—	(5,321,505)	—	(24,486,413)	1,184,557	—	(14,142,513)
2021	18,018,126	—	(6,697,562)	—	325,584	7,930,766	—	19,576,914
Non-PEO NEOs
2025	902,127	—	—	—	(326,692)	—	(329,092)	246,343
2024	1,615,793	(303,733)	—	—	(168,562)	404,040	31,521	1,579,059
2023	2,083,750	(546,135)	(1,160,817)	1,570,231	—	240,561	4,843	2,192,434
2022	826,137	(360,950)	—	—	(545,469)	199,116	(514,334)	(395,501)
2021	1,021,262	(455,888)	—	—	13,238	482,387	—	1,060,999

(a)
Reflects, for Messrs. Patterson, Malone and Maffei, the applicable amounts reported in the Summary Compensation Table and for the non-PEO NEOs, the average of the applicable amounts reported in the Summary Compensation Table in each of the fiscal years indicated.

(b)
No equity award adjustments are made for Mr. Malone as he did not hold any equity awards in 2025.

(c)
Reflects, with respect to Messrs. Patterson and Maffei, the fair value and, with respect to the non-PEO NEOs, the average of the fair values, as of the end of the covered fiscal year of awards granted in, and remaining outstanding and unvested (in whole or in part) as of the end of, the covered fiscal year.

(d)
Reflects, with respect to Messrs. Patterson and Maffei, the change in fair value, and with respect to the non-PEO NEOs, the average of the change in fair values, from the end of the prior fiscal year to the end of the covered fiscal year of awards granted in prior fiscal years that remained outstanding and unvested (in whole or in part) as of the end of the covered fiscal year.

(e)
Reflects, with respect to Messrs. Patterson and Maffei, the fair value, and with respect to the non-PEO NEOs, the average of the fair values, as of the day awards became vested in the covered fiscal year, when such awards were also granted in the covered fiscal year.

(f)
Reflects, with respect to Messrs. Patterson and Maffei, the change in fair value, and with respect to the non-PEO NEOs, the average of the change in fair values, from the end of the prior fiscal year to the day awards became vested in the covered fiscal year, when such awards were granted in a prior fiscal year.

(4)
For each covered fiscal year, represents the cumulative total stockholder return on an initial fixed $100 investment in each of LBRDA and LBRDK from December 31, 2020 through December 31 of each covered fiscal year.

(5)
For each covered fiscal year, represents the cumulative total stockholder return on an initial fixed $100 investment in the S&P 500 Communication Services Index from December 31, 2020 through December 31 of each covered fiscal year.

(6)
Represents the amount of net income reflected in our consolidated financial statements for each covered fiscal year.

(7)
Due to the restrictions in the Merger Agreement, in 2025, we did not grant or pay our named executive officers any compensation based on any financial performance measures. In prior years, our most important financial performance measure tied to our named executive officers’ compensation was Adjusted OIBDA. We define Adjusted OIBDA as operating income (loss) plus depreciation and amortization, stock-based compensation, separately reported litigation settlements, transaction related costs (including acquisition, restructuring, integration, and advisory fees), and impairment charges. For purposes of this disclosure, Adjusted OIBDA includes our attributable interests in our equity investments.

48 / 2026 PROXY STATEMENT

Executive Compensation
Relationship Between Compensation Actually Paid and Cumulative Total Shareholder Return

Relationship Between Compensation Actually Paid and Net Income

Relationship Between Compensation Actually Paid and Adjusted OIBDA

LIBERTY BROADBAND CORPORATION / 49

Executive Compensation
2025 Key Performance Measures
As described above, due to the restrictions in the Merger Agreement, in 2025, we did not grant or pay our named executive officers any compensation based on any financial performance measures. The table below contains an unranked list of the most important financial performance measures we previously used to link executive compensation actually paid to performance.
Key Financial Performance Measures
Revenue
Adjusted OIBDA
Free Cash Flow
50 / 2026 PROXY STATEMENT

Executive Compensation
Equity Compensation Plan Information
The following table sets forth information as of December 31, 2025 with respect to shares of our common stock authorized for issuance under our equity compensation plans.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights or settlement of restricted stock units (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
Liberty Broadband Corporation 2014 Omnibus Incentive Plan (Amended and Restated as of March 11, 2015), as amended			—(1)
LBRDA	—	—
LBRDB	—	—
LBRDK	44,565	$82.84
Liberty Broadband Corporation 2019 Omnibus Incentive Plan, as amended			—(2)
LBRDA	—	—
LBRDB	—	—
LBRDK	2,083,046	$109.81
Liberty Broadband Corporation 2024 Omnibus Incentive Plan			8,602,685(3)
LBRDA	—	—
LBRDB	—	—
LBRDK	17,910	$—
Equity compensation plans not approved by security holders: None(4)
Total
LBRDA	—
LBRDB	—
LBRDK	2,145,521
			8,602,685

(1)
Upon adoption of the 2019 incentive plan, the Board of Directors ceased making any further grants under the 2014 incentive plan. The amounts reported for the 2014 incentive plan reflect the number of securities to be issued upon exercise of outstanding options and the weighted average exercise price thereof.

(2)
Upon adoption of the 2024 incentive plan, the Board of Directors ceased making any further grants under the 2019 incentive plan. The amounts reported for the 2019 incentive plan reflect 2,071,346 shares of LBRDK to be issued upon exercise of outstanding options and 11,700 shares of LBRDK to be issued upon the settlement of restricted stock units. The weighted average exercise price does not take into account restricted stock units, which by their nature do not have an exercise price.

(3)
The 2024 incentive plan permits grants of, or with respect to, shares of any series of our common stock, subject to a single aggregate limit, which was initially equal to 5,000,000 shares plus the shares remaining available for awards under the 2019 incentive plan, as of the close of business on May 23, 2024, the effective date of the 2024 incentive plan, adjusted subject to the antidilution provisions therein in connection with the GCI Liberty Spin-Off. In addition, any forfeited shares from the 2019 incentive plan shall be available again under the 2024 incentive plan. The amounts reported for the 2024 incentive plan reflect 17,910 shares of LBRDK to be issued upon the settlement of restricted stock units. The weighted average exercise price does not take into account restricted stock units, which by their nature do not have an exercise price.

(4)
On December 18, 2020, in connection with the combination of our company and Old GCI Liberty, we assumed each outstanding award issued pursuant to the GCI Liberty 2018 incentive plan and converted such awards into Liberty Broadband awards. We do not intend to issue any new grants under the GCI Liberty 2018 incentive plan in the future. As of December 31, 2025, under the GCI Liberty 2018 incentive plan, the number of securities to be issued upon exercise of outstanding options, warrants and rights was 642,998 LBRDK shares, which have a weighted average exercise price of $128.30 and 13,369 LBRDB shares, which have an exercise price of $93.27.

LIBERTY BROADBAND CORPORATION / 51

Security Ownership of Certain Beneficial Owners and Management
Security Ownership of Certain Beneficial Owners and Management

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth information concerning shares of our capital stock beneficially owned by each person or entity known by us to own more than five percent of the outstanding shares of any class or series of our voting stock. Beneficial ownership of our capital stock is set forth below only to the extent known by us or ascertainable from public filings.
Unless otherwise indicated, the security ownership information with respect to our capital stock is given as of January 31, 2026 and, in the case of percentage ownership information, is based upon (1) 18,254,690 LBRDA shares, (2) 386,988 LBRDB shares, (3) 124,856,052 LBRDK shares and (4) 7,183,812 LBRDP shares, in each case, outstanding on that date. The percentage voting power is presented on an aggregate basis for all LBRDA, LBRDB and LBRDP shares. LBRDK shares are, however, non-voting and, therefore, in the case of percentage voting power, are not included. For purposes of the following presentation, beneficial ownership of shares of LBRDB, though convertible on a one-for-one basis into shares of LBRDA, are reported as beneficial ownership of LBRDB only, and not as beneficial ownership of LBRDA.
Name and Address of Beneficial Owner	Title of Series	Amount and Nature of Beneficial Ownership	Percent of Series (%)	Voting Power (%)
John C. Malone c/o Liberty Media Corporation 12300 Liberty Boulevard Englewood, CO 80112	LBRDA	1,241,171(1)	6.8	15.9
	LBRDB	265,645(1)	68.6
	LBRDK	7,356,046(1)	5.9
	LBRDP	—	—
Vanguard Group Inc. 100 Vanguard Boulevard Malvern, PA 19355	LBRDA	1,679,806(2)	9.2	6.9
	LBRDB	—	—
	LBRDK	11,147,370(3)	8.9
	LBRDP	—	—
Barclays PLC 1 Churchill Place Canary Wharf London, X0 E14 5HP	LBRDA	1,395,201(4)	7.6	5.7
	LBRDB	—	—
	LBRDK	228,527(5)	*
	LBRDP	—	—
Aristeia Capital, L.L.C. One Greenwich Plaza Suite 300 Greenwich, CT 06830	LBRDA	1,259,939(6)	6.9	5.1
	LBRDB	—	—
	LBRDK	1,893,185(7)	1.5
	LBRDP	—	—
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	LBRDA	914,820(8)	5.0	3.7
	LBRDB	—	—
	LBRDK	5,312,434(9)	4.3
	LBRDP	—	—
Royal Bank of Canada Royal Bank Plaza 200 Bay Street Toronto, A6 M5J 2J5	LBRDA	962(10)	*	*
	LBRDB	—	—
	LBRDK	409,349(11)	*
	LBRDP	435,691(12)	6.1
Ronald A. Duncan c/o Liberty Broadband Corporation 12300 Liberty Boulevard Englewood, CO 80112	LBRDA	—	—	*
	LBRDB	—	—
	LBRDK	528,979(13)	*
	LBRDP	473,101(13)	6.6
52 / 2026 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
*
Less than one percent

(1)
Information with respect to shares of our capital stock beneficially owned by Mr. Malone, our Chairman of the Board, is also set forth in “—Security Ownership of Management.”

(2)
Based on a Form 13F, filed January 29, 2026 by Vanguard with respect to itself and certain related institutional investment managers, including Vanguard Fiduciary Trust Co., Vanguard Investments Australia, Ltd., Vanguard Global Advisers, LLC and Vanguard Asset Management, Ltd., which states that, with respect to LBRDA, Vanguard has sole investment discretion over 1,552,047 shares; Vanguard Fiduciary Trust Co. has shared voting power and shared investment discretion over 102,041 shares; Vanguard Investments Australia, Ltd. has shared voting power and shared investment discretion over 4,467 shares; Vanguard Global Advisers, LLC has shared investment discretion over 9,271 shares; and Vanguard Asset Management, Ltd. has shared investment discretion over 11,980 shares.

(3)
Based on a Form 13F, filed January 29, 2026 by Vanguard with respect to itself and certain related institutional investment managers, including Vanguard Fiduciary Trust Co., Vanguard Investments Australia, Ltd., Vanguard Global Advisers, LLC, Vanguard National Trust Co. and Vanguard Asset Management, Ltd., which states that, with respect to LBRDK, Vanguard has sole investment discretion over 10,247,336 shares; Vanguard Fiduciary Trust Co. has shared voting power and shared investment discretion over 719,813 shares; Vanguard Investments Australia, Ltd. has shared voting power and shared investment discretion over 27,851 shares; Vanguard Global Advisers, LLC has shared investment discretion over 44,276 shares; Vanguard National Trust Co. has sole voting power and shared investment discretion over 1,846 shares; and Vanguard Asset Management, Ltd. has shared investment discretion over 106,248 shares.

(4)
Based on Amendment No. 1 to Schedule 13G, filed on February 11, 2026 by Barclays PLC, which states that, with respect to LBRDA, Barclays PLC has sole voting power and sole dispositive power over 1,390,256 shares and shared voting power and shared dispositive power over 4,945 shares.

(5)
Based on a Form 13F, filed February 13, 2026 by Barclays PLC with respect to itself and certain related institutional investment managers, including Barclays Bank PLC, Barclays Capital Inc. and Barclays Capital Securities, Ltd., which states that, with respect to LBRDK, Barclays Bank PLC has sole voting power and sole investment discretion over 162,264 shares; Barclays Capital Inc. has sole voting power and sole investment discretion over 61,569 shares; and Barclays Capital Securities, Ltd. has sole voting power and sole investment discretion over 4,694 shares.

(6)
Based on a Form 13F, filed February 17, 2026 by Aristeia with respect to itself, which states that, with respect to LBRDA, Aristeia has sole voting power and sole investment discretion over 1,259,939 shares.

(7)
Based on a Form 13F, filed February 17, 2026 by Aristeia with respect to itself, which states that, with respect to LBRDK, Aristeia has sole voting power and sole investment discretion over 1,893,185 shares.

(8)
Based on a Schedule 13G, filed on January 21, 2026 by BlackRock, which states that, with respect to LBRDA, BlackRock has sole voting power over 876,775 shares and sole dispositive power over 914,820 shares.

(9)
Based on a Form 13F, filed February 12, 2026 by BlackRock with respect to itself and certain related institutional investment managers, including BlackRock Financial Management Inc., BlackRock Investment Management (Australia) Ltd., BlackRock Asset Management Canada Ltd., BlackRock Investment Management, LLC, BlackRock Advisors LLC, BlackRock Fund Advisors, BlackRock Institutional Trust Company, N.A., BlackRock Fund Managers Ltd., BlackRock Investment Management (UK) Ltd., BlackRock (Netherlands) B.V., BlackRock Asset Management Ireland Ltd., BlackRock Advisors (UK) Ltd., BlackRock Life Ltd., BlackRock Asset Management Schweiz AG, Aperio Group, LLC and SpiderRock Advisors, LLC, which states that, with respect to LBRDK, (i) BlackRock Financial Management Inc. has sole voting power over 60,544 shares and sole investment discretion over 153,700 shares; (ii) BlackRock Investment Management (Australia) Ltd. has sole voting power and sole investment discretion over 322 shares; (iii) BlackRock Asset Management Canada Ltd. has sole voting power over 11,641 shares and sole investment discretion over 12,107 shares; (iv) BlackRock Investment Management, LLC has sole voting power over 30,457 shares and sole investment discretion over 31,847 shares; (v) BlackRock Advisors LLC has sole voting power and sole investment discretion over 44,888 shares; (vi) BlackRock Fund Advisors has sole voting power and sole investment discretion over 1,961,265 shares; (vii) BlackRock Institutional Trust Company, N.A. has sole voting power over 2,637,612 shares and sole investment discretion over 2,788,473 shares; (viii) BlackRock Fund Managers Ltd. has sole voting power and sole investment discretion over 19,601 shares; (ix) BlackRock Investment Management (UK) Ltd. has sole voting power over 42,417 shares and sole investment discretion over 58,233 shares; (x) BlackRock (Netherlands) B.V. has sole investment discretion over 8,301 shares; (xi) BlackRock Asset Management Ireland Ltd. has sole voting power and sole investment discretion over 121,451 shares; (xii) BlackRock Advisors (UK) Ltd. has sole voting power and sole investment discretion over 1,989 shares; (xiii) BlackRock Life Ltd. has sole voting power and sole investment discretion over 1,461 shares; (xiv) BlackRock Asset Management Schweiz AG has sole voting power and sole investment discretion over 21,107 shares; (xv) Aperio Group, LLC has sole voting power over 84,084 shares and sole investment discretion over 87,688 shares; and (xvi) SpiderRock Advisors, LLC has sole investment discretion over 1 share.

(10)
Based on a Form 13F, filed February 17, 2026 by Royal Bank of Canada with respect to itself and certain related institutional investment managers, including RBC Capital Markets, LLC and City National Rochdale, LLC, which states that, with respect to LBRDA, Royal Bank of Canada has sole voting power and sole investment discretion over 132 shares; RBC Capital Markets, LLC has sole voting power over 632 shares and shared investment discretion over 823 shares; and City National Rochdale, LLC has sole voting power and shared investment discretion over 7 shares.

LIBERTY BROADBAND CORPORATION / 53

Security Ownership of Certain Beneficial Owners and Management
(11)
Based on a Form 13F, filed February 17, 2026 by Royal Bank of Canada with respect to itself and certain related institutional investment managers, including RBC Capital Markets, LLC, RBC Dominion Securities Inc., RBC Trust Co. (Delaware) Ltd., City National Bank, City National Rochdale, LLC and RBC Europe Ltd. which states that, with respect to LBRDK, Royal Bank of Canada has sole voting power and sole investment discretion over 903 shares; RBC Capital Markets, LLC has sole voting power over 142,299 shares and shared investment discretion over 146,033 shares; RBC Dominion Securities Inc. sole voting power over 200 shares, shared voting power over 185,364 shares and shared investment discretion over 185,564 shares; RBC Trust Co. (Delaware) Ltd. has sole voting power and shared investment discretion over 2,199 shares; City National Bank has sole voting power and shared investment discretion over 610 shares; City National Rochdale, LLC has sole voting power and shared investment discretion over 40 shares; and RBC Europe Ltd. has sole voting power and shared investment discretion over 74,000 shares.

(12)
Based on Amendment No. 4 to Schedule 13G, filed on November 14, 2025 by Royal Bank of Canada, which states that, with respect to LBRDP, Royal Bank of Canada has shared voting power and shared dispositive power over 435,691 shares.

(13)
Based on the information available to us and the Schedule 13D filed December 23, 2020 by Mr. Duncan with respect to LBRDP shares, the ownership figures include the following: (a) 386,829 shares of LBRDK and 310,738 shares of LBRDP to which Mr. Duncan has a direct pecuniary interest; (b) 2,785 shares of LBRDK allocated to Mr. Duncan under the GCI 401(k) Plan; (c) 7,308 shares of LBRDK and 4,000 shares of LBRDP held by Missy, LLC, which is 25% owned by a limited liability company for which Mr. Duncan serves as the managing member; (d) 27,159 shares of LBRDK and 18,041 shares of LBRDP held by Dani Bowman, Mr. Duncan’s wife, of which Mr. Duncan has disclaimed beneficial ownership; (e) 84,641 shares of LBRDK and 99,322 shares of LBRDP held by 560 Company, Inc., which is 55% owned by Mr. Duncan and for which Mr. Duncan has voting and dispositive power; (f) 16,060 shares of LBRDK and 41,000 shares of LBRDP held by a foundation over which Mr. Duncan has voting control; and (g) 4,197 shares of LBRDK held by a limited liability company of which Mr. Duncan is the controlling member. Includes 309,079 shares of LBRDK and 338,078 shares of LBRDP pledged as security for certain margin loan facilities as of January 31, 2026.

54 / 2026 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
SECURITY OWNERSHIP OF MANAGEMENT
The following table sets forth information with respect to the ownership by each of our directors and named executive officers (as defined herein) and by all of our directors and executive officers as a group of shares of LBRDA, LBRDB, LBRDK and LBRDP. The security ownership information with respect to our capital stock is given as of January 31, 2026 and, in the case of percentage ownership information, is based upon (1) 18,254,690 LBRDA shares, (2) 386,988 LBRDB shares, (3) 124,856,052 LBRDK shares and (4) 7,183,812 LBRDP shares, in each case, outstanding on that date. The percentage voting power is presented on an aggregate basis for all LBRDA, LBRDB and LBRDP shares. LBRDK shares are, however, non-voting and, therefore, in the case of percentage voting power, are not included.
Shares of capital stock issuable upon exercise or conversion of options, warrants and convertible securities that were exercisable or convertible on or within 60 days after January 31, 2026 are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of that person and for the aggregate percentage owned by the directors and named executive officers as a group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other individual person. For purposes of the following presentation, beneficial ownership of shares of LBRDB, though convertible on a one-for-one basis into shares of LBRDA, are reported as beneficial ownership of LBRDB only, and not as beneficial ownership of LBRDA. So far as is known to us, the persons indicated below have sole voting and dispositive power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table.
Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
John C. Malone Chairman of the Board	LBRDA	1,241(1)(2)(3)	6.8	15.9
	LBRDB	266(1)(3)(4)(5)(6)(7)	68.6
	LBRDK	7,356(1)(4)(5)(6)(7)(8)	5.9
	LBRDP	—(3)	—
Derek Chang Director	LBRDA	—	—	—
	LBRDB	—	—
	LBRDK	—	—
	LBRDP	—	—
Gregg L. Engles Director	LBRDA	—	—	—
	LBRDB	—	—
	LBRDK	17(9)	*
	LBRDP	—	—
Julie D. Frist Director	LBRDA	**(10)	*	*
	LBRDB	—	—
	LBRDK	1,173(9)(10)	*
	LBRDP	—	—
Richard R. Green Director	LBRDA	**(11)	*	*
	LBRDB	—	—
	LBRDK	8(11)	*
	LBRDP	—	—
Sue Ann R. Hamilton Director	LBRDA	**	*	*
	LBRDB	—	—
	LBRDK	21(9)	*
	LBRDP	—	—
J. David Wargo Director	LBRDA	33(12)(13)	*	*
	LBRDB	—	—
	LBRDK	100(9)(12)(13)	*
	LBRDP	—	—
John E. Welsh III Director	LBRDA	5	*	*
	LBRDB	—	—
	LBRDK	21(9)	*
	LBRDP	—	—
LIBERTY BROADBAND CORPORATION / 55

Security Ownership of Certain Beneficial Owners and Management
Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
Martin E. Patterson President and Chief Executive Officer	LBRDA	**	*	*
	LBRDB	—	—
	LBRDK	20(9)	*
	LBRDP	**	*
Brian J. Wendling Principal Financial Officer and Chief Accounting Officer	LBRDA	—	—	*
	LBRDB	—	—
	LBRDK	77(9)	*
	LBRDP	18	*
Renee L. Wilm Chief Legal Officer and Chief Administrative Officer	LBRDA	—	—	—
	LBRDB	—	—
	LBRDK	134(9)	*
	LBRDP	—	—
All current directors and executive officers as a group (11 persons)	LBRDA	1,279(1)(2)(3)(10)(11)(12)(13)	7.0	16.1
	LBRDB	266(1)(3)(4)(5)(6)(7)	68.6
	LBRDK	8,927(1)(4)(5)(6)(7)(8)(9)(10)(11)(12)(13)	7.1
	LBRDP	19	*

*
Less than one percent

**
Less than 1,000 shares

(1)
Includes 25,444 LBRDA shares, 57,641 LBRDB shares and 357,106 LBRDK shares held in a revocable trust with respect to which Mr. Malone and Mr. Malone’s wife, Mrs. Leslie Malone (Mrs. Malone), are trustees. Mrs. Malone has the right to revoke such trust at any time. Mr. Malone has disclaimed beneficial ownership of the shares held by such trust.

(2)
Includes 62,500 LBRDA shares held by The Malone Family Land Preservation Foundation as to which shares Mr. Malone has disclaimed beneficial ownership.

(3)
The Voting Agreement, dated as of November 12, 2024, by and among Liberty Broadband, Charter and holders of shares of LBRDA, LBRDB and LBRDP affiliated with Mr. Malone contains certain restrictions on the transfer of such shares and certain agreements relating to the voting of such shares, in certain circumstances, beneficially owned by such holders which are applicable until the effective time of the Combination (as defined and described below under “—Changes in Control”).

(4)
Includes 16,943 LBRDB shares and 22,317 LBRDK shares held by a trust which is managed by an independent trustee and one of Mr. Malone’s adult children, of which the beneficiary is one of Mr. Malone’s adult children and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by the trust and has disclaimed beneficial ownership of the shares held by the trust.

(5)
Includes 10,228 LBRDB shares and 16,358 LBRDK shares held by a trust managed by an independent trustee, of which the beneficiary is one of Mr. Malone’s adult children and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by the trust and has disclaimed beneficial ownership of the shares held by the trust.

(6)
Includes 122,649 LBRDB shares and 213,332 LBRDK shares held by two trusts with respect to which Mr. Malone is the sole trustee and, Mrs. Malone, retains a unitrust interest in the trusts.

(7)
The Exchange Agreement and the Exchange Side Letter (each as defined and described below under “Certain Relationships and Related Party Transactions—Exchange Agreement with John C. Malone”) contain certain provisions relating to the transfer and, in certain circumstances, the voting of the shares of LBRDB and LBRDK beneficially owned by Mr. Malone.

(8)
Includes an aggregate of 1,400,000 LBRDK shares held by Mr. Malone which are pledged to a financial institution in connection with certain loan facilities and “zero-cost collars” extended by such financial institution, as of January 31, 2026.

56 / 2026 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management
(9)
Includes beneficial ownership of LBRDK shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after January 31, 2026:

LBRDK
Gregg L. Engles	13,080
Julie D. Frist	25,601
Sue Ann R. Hamilton	18,020
J. David Wargo	26,784
John E. Welsh III	17,471
Martin E. Patterson	16,896
Brian J. Wendling	62,080
Renee L. Wilm	123,474
Total	303,406

(10)
Ms. Frist’s beneficial ownership of LBRDA shares includes 85 shares held by a managed account under the trading discretion of an investment manager (the Managed Account). Three trusts (the Trusts) for the benefit of members of Ms. Frist’s immediate family collectively have a one-third interest in the Managed Account. Thomas F. Frist III, Ms. Frist’s husband (Mr. Frist) was appointed as the successor trustee of the Trusts. Ms. Frist’s beneficial ownership of LBRDK shares includes: (i) 601,507 shares held directly or indirectly by Mr. Frist, (ii) 471,396 shares held by trusts for which Ms. Frist’s direct family are the beneficiaries and Ms. Frist is the trustee, (iii) 62,540 shares held by trusts for which Ms. Frist’s children are the beneficiaries and Ms. Frist is the trustee, (iv) 10,107 shares held by trusts for which Ms. Frist’s children are the beneficiaries, (v) 1,706 shares held by trusts for which Ms. Frist’s relatives are beneficiaries and Ms. Frist is the trustee and (vi) 450 shares held by the Managed Account, in which the Trusts for the benefit of members of Ms. Frist’s immediate family collectively have a one-third interest. Ms. Frist has disclaimed beneficial ownership of these securities except to the extent of her pecuniary interest therein.

(11)
Includes 165 LBRDA shares and 634 LBRDK shares held by Dr. Green’s wife, as to which Dr. Green has disclaimed beneficial ownership.

(12)
Includes 1,001 LBRDA shares and 3,154 LBRDK shares held by Mr. Wargo’s wife, as to which shares Mr. Wargo has disclaimed beneficial ownership.

(13)
Includes 27,602 LBRDA shares and 56,329 LBRDK shares pledged to a financial institution in connection with a margin loan facility extended by such financial institution to Mr. Wargo.

HEDGING DISCLOSURE
We do not have any practices or policies regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.
CHANGES IN CONTROL
On November 12, 2024, our company entered into a definitive agreement (the Merger Agreement) under which Charter has agreed to acquire our company (the Combination, together with other transactions contemplated by the Merger Agreement, the Transactions). Under the terms of the Merger Agreement, each holder of our common stock will receive 0.236 of a share of Charter Class A common stock, par value $0.001 per share, for each share of our common stock held, with cash to be issued in lieu of fractional shares. Each holder of LBRDP will receive one share of newly issued Charter Series A cumulative redeemable preferred stock, par value $0.001 (Charter preferred stock) per share, for each share of LBRDP held. The Charter preferred stock will substantially mirror the current terms of LBRDP, including a mandatory redemption date of March 8, 2039. As a condition to closing the Combination, we agreed to divest our GCI business by way of a distribution to the holders of our common stock (the GCI Divestiture), which was completed on July 14, 2025. On May 16, 2025, Charter and Cox Enterprises, Inc. announced that they entered into a definitive agreement to combine their businesses (the Cox Transactions). In connection with this transaction, we have agreed to accelerate the closing of the Combination to occur contemporaneously with the Cox Transactions.
LIBERTY BROADBAND CORPORATION / 57

Certain Relationships and Related Party Transactions
Certain Relationships and Related Party Transactions

Under our Code of Business Conduct and Ethics and Corporate Governance Guidelines, if a director or executive officer has an actual or potential conflict of interest (which includes being a party to a proposed “related party transaction” (as defined by Item 404 of Regulation S-K)), the director or executive officer should promptly inform the person designated by our Board to address such actual or potential conflicts. No related party transaction may be effected by our company without the approval of the audit committee of our Board or another independent body of our Board designated to address such actual or potential conflicts.
EXCHANGE AGREEMENT WITH JOHN C. MALONE
On June 13, 2022, we entered into an Exchange Agreement (as defined below) with our Chairman of the Board, John C. Malone, whereby, among other things, Mr. Malone agreed to an arrangement under which his aggregate voting power in our company would not exceed 49% (the Target Voting Power) plus 0.5% (under certain circumstances). The Exchange Agreement was amended in connection with our entry into the Merger Agreement, as described below. We have an ongoing stock repurchase program which permits us to purchase shares of our common stock subject to the terms of the Merger Agreement. In light of Mr. Malone’s current ownership interests in our company, absent the Exchange Agreement, continued repurchases of LBRDA, pursuant to this program would be expected to have the effect of increasing Mr. Malone’s aggregate voting power in our company to greater than 50%. We and our Board believe it is in the best interests of our company and its stockholders to not have a single stockholder control greater than 50% of our aggregate voting power and to maintain flexibility with respect to future share repurchases and other transactions that may have an accretive voting power effect.
A special committee of independent and disinterested directors was formed by our Board to consider a potential exchange arrangement between us and Mr. Malone and engaged independent legal counsel to assist it. The special committee recommended to our Board of Directors the approval of an exchange agreement, among us, Mr. Malone and a revocable trust of which Mr. Malone is the sole trustee and beneficiary (the JM Trust) (the Exchange Agreement). Our Board of Directors, upon the unanimous recommendation of the members of the special committee, approved the Exchange Agreement.
The Exchange Agreement provides for exchanges by our company and Mr. Malone or the JM Trust of shares of LBRDB for shares of LBRDK in connection with certain events, as described below.
Accretive Event Exchange. In connection with any event that would result in a reduction in the outstanding votes that may be cast by holders of our voting stock or an increase of Mr. Malone’s beneficially-owned voting power in our company (an Accretive Event), in each case, such that Mr. Malone’s voting power would exceed the Target Voting Power plus 0.5%, Mr. Malone or the JM Trust will be required to exchange with our company shares of LBRDB (Exchanged LBRDB Shares) for an equal number of shares of LBRDK (Exchanged LBRDK Shares) so as to maintain Mr. Malone’s voting power as close as possible to, without exceeding, the Target Voting Power, on the terms and subject to the conditions of the Exchange Agreement. For example, repurchases by us of shares of our capital stock, conversions of LBRDB into LBRDA, as well as purchases by Mr. Malone of our capital stock, in each case, having the effect on Mr. Malone’s voting power described above would be Accretive Events.
Dilutive Event Exchange. From and after the occurrence of any Accretive Event, in connection with any event that would result in an increase in the outstanding votes that may be cast by holders of our voting stock or a decrease of Mr. Malone’s beneficially-owned voting power in our company (a Dilutive Event), in each case, such that Mr. Malone’s voting power falls below the Target Voting Power less 0.5%, Mr. Malone and the JM Trust may exchange with our company shares of LBRDK for an equal number of shares of LBRDB equal to the lesser of (i) the number of shares of LBRDB which would maintain Mr. Malone’s voting power as close as possible to, without exceeding, the Target Voting Power and (ii) the number of Exchanged LBRDB Shares at such time, on the terms and subject to the conditions of the Exchange Agreement. For example, exercises of stock options for, conversions of convertible securities into or issuances of new shares of our voting stock having the effect on Mr. Malone’s voting power described above would be Dilutive Events.
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Certain Relationships and Related Party Transactions
Fundamental Event Exchange. If we propose to consummate any combination, consolidation, merger, exchange offer, split-off, spin-off, rights offering or dividend, in each case, as a result of which holders of LBRDB are entitled to receive securities of our company, securities of another person, property or cash or a combination thereof (a Fundamental Event) then, unless the consideration to be received by holders of LBRDB and LBRDK is identical, either (x) we will provide for Mr. Malone or the JM Trust to receive the same per share amount and form of consideration to be received by holders of LBRDB in connection with such event for each Exchanged LBRDK Share or (y) immediately prior to the consummation of the Fundamental Event, we will deliver to Mr. Malone and the JM Trust all Exchanged LBRDB Shares in exchange for all Exchanged LBRDK Shares. In connection with certain Fundamental Events where Mr. Malone would beneficially own 40% or more of the aggregate voting power of the surviving or resulting company and serve as an officer or director, such company and Mr. Malone will negotiate an agreement to replicate the benefits and obligations of the Exchange Agreement.
Restriction on Transfer. Mr. Malone may transfer his rights to the Exchanged LBRDB Shares only in limited circumstances and only to certain related permitted transferees who sign an agreement replicating the benefits and obligations of the Exchange Agreement.
Termination. The Exchange Agreement will terminate in its entirety, upon (i) the parties’ mutual consent, (ii) the execution of a successor exchange agreement between us and one or more proposed permitted transferees at a time when Mr. Malone no longer beneficially owns any shares of LBRDB or (iii) Mr. Malone’s aggregate voting power in our company falling below 20%.
Expenses. Under the Exchange Agreement, we have agreed to pay (or reimburse) Mr. Malone and the JM Trust for all reasonable out-of-pocket costs and expenses incurred by Mr. Malone and the JM Trust in connection with the preparation, negotiation, execution and consummation of the transactions contemplated by the Exchange Agreement.
Pursuant to the terms of the Exchange Agreement, on January 20, 2023, we notified Mr. Malone that in connection with our ongoing stock repurchase program, which permits us to purchase shares of our common stock, we reasonably expected such repurchases to result in an Accretive Event. As a result, on January 23, 2023, on the terms and subject to the conditions of the Exchange Agreement, and prior to the occurrence of an Accretive Event, we and Mr. Malone completed an exchange whereby Mr. Malone transferred to us 54,247 shares of LBRDB in exchange for an equivalent number of shares of LBRDK. Previously, under the Exchange Agreement, the JM Trust had exchanged 215,647 shares of LBRDB for the same number of shares of LBRDK on June 13, 2022, and exchanged 211,255 shares of LBRDB for the same number of shares of LBRDK on July 19, 2022.
The foregoing description of the Exchange Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the Exchange Agreement, which is incorporated by reference herein and filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on June 13, 2022.
Exchange and Amendment to Exchange Agreement in Connection with the GCI Divestiture. In connection with the entry into the Merger Agreement, our company entered into an Exchange Side Letter Agreement (the Exchange Side Letter) with Mr. Malone and certain trusts related to Mr. Malone (collectively, the JCM Exchange Holders), whereby, among other things, the JCM Exchange Holders agreed to an arrangement under which our company had the right, in connection with the GCI Divestiture, to exchange certain shares of LBRDB held by such JCM Exchange Holders for shares of LBRDK on a one-for-one basis (the Exchange) to avoid the application of certain related party rules that otherwise could limit the availability of certain tax benefits to the entity that holds the GCI business in the GCI Divestiture (Spinco) following the GCI Divestiture. If the Merger Agreement is terminated without the closing of the Combination having occurred but following the consummation of the Exchange (the Exchange Closing), and unless otherwise agreed to in writing by the JCM Exchange Holders and our company, the Exchange will be automatically rescinded and treated as if neither the Exchange nor the Exchange Closing had ever occurred. Further, pursuant to the terms of the Exchange Side Letter, the parties thereto amended certain provisions of the Exchange Agreement to provide that (i) solely in connection with the GCI Divestiture, Exchanged LBRDK Shares would not be exchanged for shares of LBRDB and the holders of such Exchanged LBRDK Shares would receive the same per share consideration received by holders of shares of LBRDK, (ii) our company waived its right to obligate the JCM Exchange Holders to enter into an exchange agreement with Spinco in connection with the GCI Divestiture, (iii) the Exchange Agreement would not be terminated as a result of the JCM Exchange Holders falling below 20% voting power in connection with the GCI Divestiture, and (iv) following the Exchange and prior to any termination of the Merger Agreement, none of the Exchanged LBRDK Shares would be exchanged for shares of LBRDB. All of the independent directors of our Board approved the amendments to, and waiver under, the Exchange Agreement.
LIBERTY BROADBAND CORPORATION / 59

Certain Relationships and Related Party Transactions
In accordance with the Exchange Side Letter and concurrent with the GCI Divestiture, the JCM Exchange Holders exchanged 1,617,040 shares of LBRDB for the same number of shares of LBRDK on July 14, 2025.
The foregoing description of the Exchange Side Letter does not purport to be complete, and is qualified in its entirety by, the Exchange Side Letter, which is incorporated by reference herein and filed as Exhibit 10.5 to our Current Report on Form 8-K filed with the SEC on November 13, 2024.
60 / 2026 PROXY STATEMENT

BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O LIBERTY BROADBAND CORPORATION P.O. BOX 1342 BRENTWOOD, NY 11717 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. New York City time on May 10, 2026 for shares held directly and by 11:59 p.m. New York City time on May 6, 2026 for shares held in the GCI 401(k) Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/LBRD2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. New York City time on May 10, 2026 for shares held directly and by 11:59 p.m. New York City time on May 6, 2026 for shares held in the GCI 401(k) Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. V86876-P46626 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY LIBERTY BROADBAND CORPORATION The Board of Directors recommends a vote FOR each nominee listed in Proposal 1. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Nominees: !!! 01) 02) 03) John C. Malone Gregg L. Engles John E. Welsh lll The Board of Directors recommends a vote FOR Proposal 2. For Against Abstain 2. The auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2026. !!! NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at www.proxyvote.com. V86877-P46626 LIBERTY BROADBAND CORPORATION Annual Meeting of Stockholders May 11, 2026, 11:15 a.m. Mountain Time This proxy is solicited by the Board of Directors The undersigned hereby appoint(s) Renee L. Wilm and Brian J. Wendling, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series A common stock, Series B common stock, and/or Series A Cumulative Redeemable Preferred Stock held by the undersigned at the Annual Meeting of Stockholders to be held at 11:15 a.m., Mountain time, on May 11, 2026, via a live webcast accessible at www.virtualshareholdermeeting.com/LBRD2026 and any adjournment or postponement thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSAL 2. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Your Vote LIBERTY BROADBAND 2026 Annual Vote by May 10, 2026 11:59 p.m shares held directly. For shares hel vote by May 6, 2026 11:59 p.m BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O LIBERTY BROADBAND CORPORATION P.O. BOX 1342 BRENTWOOD, NY 11717 V86884-P46626 Counts! CORPORATION Meeting . New York City time for d in the GCI 401(k) Plan, . New York City time. You invested in LIBERTY BROADBAND CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 11, 2026. Get informed before you vote View the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 27, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number *Please check the meeting materials for any special requirements for meeting attendance. Vote Virtually at the Meeting* May 11, 2026 11:15 a.m., Mountain time Virtually at: www.virtualshareholdermeeting.com/LBRD2026

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01) John C. Malone 02) Gregg L. Engles 03) John E. Welsh lll For 2. The auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2026. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V86885-P46626